UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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FIBERSTARS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 16, 2004

Dear Shareholder:

This year’s annual meeting of shareholders will be held on May 19, 2004 at 1:00 P.M., local time, at the principal executive offices of Fiberstars, Inc., 44259 Nobel Drive, Fremont, CA 94538. You are cordially invited to attend.

The Notice of Annual Meeting of Shareholders and a Proxy Statement, which describe the formal business to be conducted at the meeting have been made a part of this invitation.

After reading the Proxy Statement, please promptly mark, date, sign and return the enclosed proxy in the prepaid envelope to ensure that your shares will be represented. Your shares cannot be voted unless you date, sign and return the enclosed proxy or attend the annual meeting in person. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our shareholders are important.

The Proxy Statement and related proxy form, as well as a copy of the Company’s 2003 Annual Report to Shareholders, are being sent on or about April 16, 2004.

The Board of Directors and management look forward to seeing you at the annual meeting.

Very truly yours,

/s/ David N. Ruckert David N. Ruckert President and Chief Executive Officer

FIBERSTARS, INC.
44259 Nobel Drive
Fremont, California 94538

Notice Of Annual Meeting Of Shareholders
To Be Held May 19, 2004

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Fiberstars, Inc. (the “Company”) will be held on May 19, 2004, at 1:00 P.M., local time, at the principal corporate offices of Fiberstars, Inc., 44259 Nobel Drive, Fremont, California, for the following purposes:
  To elect seven directors to serve for the ensuing year or until their successors are elected and qualified, the nominees for which are as follows: David N. Ruckert, John B. Stuppin, Jeffrey H. Brite, Wayne R. Hellman, Sabu Krishnan, David Traversi and Philip Wolfson;

  To consider and vote upon a proposal to approve the Company’s 2004 Stock Incentive Plan.

  To ratify the appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending December 31, 2004; and

  To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only shareholders of record at the close of business on March 26, 2004 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ David N. Ruckert David N. Ruckert President and Chief Executive Officer

Fremont, California
April 16, 2004
IMPORTANT: Please mark, date, sign and promptly mail the enclosed proxy card in the accompanying postage-paid envelope to ensure that your shares are represented at the meeting. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

FIBERSTARS, INC.
44259 Nobel Drive
Fremont, California 94538

INFORMATION CONCERNING SOLICITATION AND VOTING OF PROXIES

General

The enclosed proxy is solicited on behalf of the Board of Directors of Fiberstars, Inc., a California corporation (“Fiberstars” or the “Company”), for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on May 19, 2004 at 1:00 P.M., local time, or at any adjournments or postponements thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the principal executive offices of Fiberstars, Inc., 44259 Nobel Drive, Fremont, California.

This Proxy Statement and the accompanying form of proxy are first being mailed to shareholders on or about April 16, 2004. The cost of soliciting these proxies will be borne by the Company. Regular employees and directors of the Company may solicit proxies in person, by telephone, or by mail. No additional compensation will be given to employees or directors for such solicitation. The Company will request brokers and nominees who hold stock in their names to furnish proxy material to beneficial owners of the shares and will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation material to such beneficial owners.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use either by delivering to the Company (44259 Nobel Drive, Fremont, California 94538, Attention: David N. Ruckert) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. If a proxy is properly signed and not revoked, the shares it represents will be voted in accordance with the instructions of the shareholder.

Record Date and Share Ownership

Only shareholders of record at the close of business on March 26, 2004 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. As of the Record Date, the Company had 6,478,318 shares of Common Stock, par value $.0001 per share (“Common Stock”), issued and outstanding.

Voting

Generally, each share of Common Stock held as of the Record Date entitles its holder to one vote on matters to be acted upon at the Annual Meeting, including the election of directors. However, if, prior to the voting to elect directors, any shareholder gives notice at the Annual Meeting of his or her intention to cumulate his or her votes, and if the names of the candidate or candidates for whom that shareholder intends to vote have been placed in nomination prior to the voting, then all shareholders may cumulate their votes for candidates in nomination. This means that each shareholder may give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares he or she holds, or such shareholder may distribute that total number of votes among as many candidates as he or she thinks fit. The person authorized to vote shares represented by executed proxies in the enclosed form (if authority to vote for the election of directors is not withheld) will have full discretion and authority to vote cumulatively and to allocate votes among any or all of the nominees as he may determine or, if authority to vote for a specified candidate or candidates has been withheld, among those candidates for whom authority to vote has not been withheld. On all matters except the election of directors, each share carries one vote.

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Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Company’s transfer agent, which will act as Inspector of Elections. The Inspector of Elections will also determine whether or not a quorum is present. Except with respect to the election of directors and except in certain other specific circumstances, the affirmative vote of a majority of shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) is required under California law for approval of proposals presented to shareholders. In general, California law also provides that a quorum consists of a majority of the shares entitled to vote, represented either in person or by proxy. The Inspector of Elections will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as not voting for purposes of determining the approval of any matter submitted to the shareholders for a vote.

The shares represented by the proxies received, properly marked, dated, signed and not revoked will be voted at the Annual Meeting. Where such proxies specify a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications made. Any proxy in the enclosed form which is returned but is not marked will be voted FOR the election of the seven nominees for director listed in this proxy statement, FOR the approval of the 2004 Stock Incentive Plan, FOR the ratification of the appointment of Grant Thornton LLP as the Company’s independent auditors, and as the proxy holders deem advisable on other matters that may properly come before the meeting. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter (“broker non-votes”), those shares will not be considered as voting with respect to that matter. While there is no definitive statutory or case law authority in California concerning the proper treatment of abstentions and broker non-votes, the Company believes that the tabulation procedures to be followed by the Inspector of Elections are consistent with the general statutory requirements in California concerning voting of shares and determination of a quorum.

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PROPOSAL NO. 1: ELECTION OF DIRECTORS

Nominees

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below, regardless of whether any other names are placed in nomination by anyone other than one of the proxy holders. If the candidacy of any one or more of such nominees should, for any reason, be withdrawn, the proxy holders will vote in favor of the remainder of those nominated and for such substituted nominees, if any, as shall be designated by the Board of Directors, taking into account any recommendations of the Nominating and Corporate Governance Committee, or the number of directors to be elected at this time may be reduced by the Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve as a nominee or as a director if elected.

If a quorum is present and voting, the nominees receiving the highest number of votes will be elected as directors at the Annual Meeting to serve until the next annual meeting or until their respective successors are duly elected or appointed.

The Company’s Bylaws provide that the number of directors of the Company shall be no less than five and no more than nine, with the exact number within such range to be fixed by amendment of the Bylaws adopted by the shareholders or by the Board of Directors. The number of directors is currently fixed at eight. One of the current directors, Theodore L. Eliot, Jr., will retire from the Board of Directors effective at the time of the Annual Meeting at which time the number of authorized directors will be fixed at seven. The Nominating and Corporate Governance Committee has recommended, and the Board of Directors has designated, the seven nominees listed below. Biographical information concerning each nominee is set forth below:

Name	Age	Director Since	Background

David N. Ruckert	66	1987
Mr. Ruckert joined the Company in November 1987 as President, Chief Operating Officer and a director. He has served as Chief Executive Officer of the Company since October 1988 and served as Secretary of the Company from February 1990 to February 1994. From June 1985 to October 1987, he was Executive Vice President of Greybridge, a toy company which he co-founded that was later acquired by Worlds of Wonder in 1987. Prior to that time, he was Executive Vice President of Atari from October 1982 to June 1984 and was a Manager/Vice President of Bristol-Myers Company in New York from October 1966 to October 1982.

John B. Stuppin	70	1993
Mr. Stuppin was elected Chairman of the Board in May 1995. Since September 1987, Mr. Stuppin has served in various executive capacities with Neurobiological Technologies, Inc. (“NTI”), a biomedical development company he co-founded, and he currently serves as a director of NTI. Mr. Stuppin also has been an investment banker and a venture capitalist, with over 25 years of experience in the founding and management of companies active in emerging technologies.

Jeffrey H. Brite.	56	2003
Mr. Brite joined the board of Fiberstars in July 2003. From January 2002 to the present he has served as Director of Product Development for Gensler, a leading global design, planning and strategic consulting firm. From 1996 to 2002, prior to joining Gensler, Mr. Brite was partner and Chief Executive Officer of NeoRay, a lighting company which was sold to Cooper Lighting. Prior to joining NeoRay, Mr. Brite founded a lighting distribution business and a real estate firm.

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Name	Age	Director Since	Background

Wayne R. Hellman	59	1997
Mr. Hellman became a director of the Company in September 1997. Since May 1995, Mr. Hellman has been Chairman of the Board of Directors and Chief Executive Officer of Advanced Lighting Technologies, Inc. (“ADLT”), a firm that holds 24% of the outstanding shares of Fiberstars’ Common Stock as of the Record Date. From 1983 until May 1995, Mr. Hellman founded a total of seventeen affiliated companies that specialize in the production and distribution of metal halide lighting systems, all of which were eventually acquired by ADLT. From 1968 until 1983, Mr. Hellman served in various capacities at General Electric Company (“GE”), including Manager of Strategy Analysis for the GE Lighting Business Group, Manager of Engineering for the Photographic Lamp Department, and Manager of Metal Halide Product Engineering.

Sabu Krishnan	45	2004
Mr. Krishnan joined the Board in April 2003. He has been Chief Operating Officer of ADLT since February 2003. From 1998 to 2003, he served as Vice President of Indian Operations of ADLT. From 1992 to 1998, Mr. Krishnan was Vice President of South Asian Operations for Lighting Resources International, Inc., a lighting services company located in Ohio. From 1988 to 1995 he was with K&M International, Inc, in the machine parts and lamp division, serving most recently as Vice President. From 1981 to 1988, Mr. Krishnan was an engineering manager at Hindustan Machine Tools in India.

David Traversi	44	2002
Mr. Traversi became a Board member in October 2002. He is currently a Managing Director of 2020 Growth Partners, LLC, a strategic advisory services firm. From 2000 to 2002, Mr. Traversi was co-founder and Chief Executive Officer of PRE Solutions, Inc., which founded and built the nations largest electronc processor of prepaid telecom products. From 1997 to 1999, he was President of Sirrom Capital Corporation, an NYSE-listed financial services and investment firm. From 1989 to 1996, Mr. Traversi was a General Partner and Managing Director at Montgomery Securities (now Bank of America Securities, LLC).

Philip Wolfson	60	1987
Dr. Wolfson joined the board in January 1986. Since 1998, Dr. Wolfson has served as Chief Executive Officer of Phytos, Inc., an herbal medicine development company. He has been Assistant Clinical Professor at the University of California School of Medicine in San Francisco since 1986 and has maintained a private practice in psychiatric medicine since 1982. Dr. Wolfson also served as a director and a consultant to NTI from 1989 to 1992.

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Board Meetings and Committees

The Board of Directors held a total of seven meetings during the fiscal year ended December 31, 2003. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the committees on which such directors serve. In 2003, all directors then serving on the Board attended the annual meeting. The Board of Directors has appointed a Compensation Committee, an Audit and Finance Committee and a Nominating and Corporate Governance Committee. The Board has determined that each director who serves on these committees is “independent,” as that term is defined by applicable listing standards of The Nasdaq Stock Market and SEC rules. The Board has approved a charter for each of these committees which can be obtained by writing the Company at Fiberstars, Inc., 44259 Nobel Drive, Fremont, CA 94538. A copy of the Nominating and Corporate Governance Committee Charter is attached as Appendix A to this Proxy Statement, and the Audit and Finance Committee Charter is attached as Appendix B.

The Compensation Committee’s primary functions are to discharge the responsibilities of the Board of Directors relating to compensation of the Company’s executive officers and to produce an annual report on executive compensation for inclusion in the Company’s annual proxy statement. Other specific duties and responsibilities of the Compensation Committee are to: review and recommend to the Board corporate goals and objectives relevant to compensation of the chief executive officer, evaluate his performance in light of such goals and objectives and set his compensation level based on this evaluation; develop and monitor compensation arrangements for executive officers of the Company, including review and approval of individual compensation; recommend to the Board guidelines for the review of the performance and establishment of compensation and benefit policies for all other employees; make recommendations regarding compensation plans and policies; administer the Company’s stock option plans and other compensation plans; and make recommendations to the Board regarding compensation of the Board of Directors.

The Audit and Finance Committee’s primary functions are to assist the Board of Directors in its oversight of the integrity of the Company’s financial statements and other financial information, the Company’s compliance with legal and regulatory requirements, the qualifications, independence and performance of the Company’s independent auditors and the performance of the Company’s internal audit function. Other specific duties and responsibilities of the Audit and Finance Committee are to: appoint, compensate, evaluate and, when appropriate, replace the Company’s independent auditors; review and pre-approve audit and permissible non-audit services; review the scope of the annual audit; monitor the independent auditors’ relationship with the Company; and meet with the independent auditors and management to discuss and review the Company’s financial statements, internal controls, and auditing, accounting and financial reporting processes.

The Nominating and Corporate Governance Committee’s primary functions are to seek, evaluate and recommend nominees for election to the Board of Directors and to oversee matters of corporate governance. Other specific duties and responsibilities of the Nominating and Corporate Governance Committee are to: determine the composition of the committees of the Board; make recommendations regarding candidates for director proposed by stockholders; consider and plan for executive officer succession as well as review management development and succession programs; review on an annual basis the performance of the Board and of management; and consider and make recommendations on matters related to the practices, policies and procedures of the Board.

Director Nominations

The Board of Directors nominates directors for election at each annual meeting of stockholders and elects new directors to fill vacancies when they arise. The Nominating and Corporate Governance Committee has the responsibility to identify, evaluate, recruit and recommend qualified candidates to the Board of Directors for nomination or election.

The Board of Directors has as an objective that its membership be composed of experienced and dedicated individuals with diversity of backgrounds, perspectives and skills. The Nominating and Corporate Governance Committee will select candidates for director based on their character, judgment, diversity of experience, business acumen, and ability to act on behalf of all stockholders. The Nominating and Corporate Governance Committee believes that nominees for director should have experience, such as experience in management or accounting and finance, or industry and technology knowledge, that may be useful to the Company and the Board, high personal and professional ethics, and the willingness and ability to devote sufficient time to effectively carry out his or her duties as a director. The Nominating and Corporate Governance Committee believes it appropriate for at least one, and, preferably, multiple, members of the Board to meet the criteria for an “audit committee financial expert” as defined by SEC rules, and for a majority of the members of the Board to meet the definition of “independent director” under the rules of The Nasdaq Stock Market. The Nominating and Corporate Governance Committee also believes it appropriate for certain key members of the Company’s management to participate as members of the Board.

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Prior to each annual meeting of stockholders, the Nominating and Corporate Governance Committee identifies nominees first by evaluating the current directors whose term will expire at the annual meeting and who are willing to continue in service. These candidates are evaluated based on the criteria described above, including as demonstrated by the candidate’s prior service as a director, and the needs of the Board with respect to the particular talents and experience of its directors. In the event that a director does not wish to continue in service, the Nominating and Corporate Governance Committee determines not to re-nominate the Director, or a vacancy is created on the Board as a result of a resignation, an increase in the size of the board or other event, the Committee will consider various candidates for Board membership, including those suggested by the Committee members, by other Board members, by any executive search firm engaged by the Committee and by stockholders. A stockholder who wishes to suggest a prospective nominee for the Board should notify the Secretary of the Company or any member of the Committee in writing, with any supporting material the stockholder considers appropriate, at the following address: Fiberstars, Inc., 44259 Nobel Drive, Fremont, California 94538.

Stockholder Communications with the Board of Directors

If you wish to communicate with the Board of Directors, you may send your communication in writing to: Secretary, Fiberstars, Inc., 44259 Nobel Drive, Fremont, California 94538. You must include your name and address in the written communication and indicate whether you are a stockholder of the Company. The Secretary will review any communication received from a stockholder, and all material communications from stockholders will be forwarded to the appropriate director or directors or committee of the Board based on the subject matter.

Director Compensation

Each non-employee director receives $1000 per Board of Directors meeting attended to cover out-of-pocket expenses incurred in connection with such attendance. During the fiscal year ended December 31, 2003, Messrs. Eliot, Feuer, Garet, Hellman, Stuppin, Wolfson, Traversi, Krishnan and Brite received aggregate payments of $5,650, $1,850, $2,800, $3,800, $5,650, $4,700, $5,650, $2,850 and $1,900 respectively, for their services as directors.

Under the terms of the Company’s 1994 Directors’ Stock Option Plan, each newly appointed non-employee director receives an option to purchase 10,000 shares of Common Stock at an exercise price of 100% of the fair market value of the stock on the date of grant, which option vests in twelve equal monthly installments following the date of grant. In addition, following each annual meeting of the Company’s shareholders, each non-employee director who will continue to serve as a member of the Board of Directors automatically receives an option to purchase 5,000 shares of Common Stock at an exercise price of 100% of the fair market value of the stock on the date of grant, which option vests in twelve equal monthly installments following the date of grant.

Subject to shareholder approval of the Company’s 2004 Stock Incentive Plan, which is the subject of Proposal 2: Approval of 2004 Stock Incentive Plan, the 1994 Directors’ Stock Option Plan will terminate. Under the terms of the 2004 Plan, each newly appointed non-employee director will receive an option to purchase 10,000 shares of Common Stock at an exercise price of 100% of the fair market value of the stock on the date of grant, which option will vest in twelve equal monthly installments following the date of grant. Commencing with this Annual Meeting, following each annual meeting of the Company’s shareholders, each non-employee director who will continue to serve as a member of the Board of Directors will automatically receive an option to purchase 7,000 shares of Common Stock at an exercise price of 100% of the fair market value of the stock on the date of grant, which option will vest in twelve equal monthly installments following the date of grant, and the Chairman of the Board and the Chairman of the Audit Committee will each receive an additional option to purchase 3,000 shares under the same terms.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of the Board of Directors currently consists of John B. Stuppin, Theodore L. Eliot, Jr., and Philip Wolfson. No director serving on the Compensation Committee is or has been an officer or employee of the Company or any of the Company’s subsidiaries. No interlocking relationships exist between our Board of Directors or Compensation Committee and the board of directors or compensation committee of any other entity, nor has any interlocking relationship existed in the past.

Required Vote

The seven nominees receiving the highest number of votes at the Annual Meeting will be elected as directors of the Company.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED ABOVE.

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SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

The following table sets forth certain information with respect to beneficial ownership of the Company’s Common Stock as of April 12, 2004 as to (i) each person known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock, (ii) each of the Company’s directors, (iii) the Company’s Chief Executive Officer and each of the Company’s executive officers (“Named Executive Officers”), and (iv) all executive officers and directors of the Company as a group. Unless otherwise specified, the address for each officer and director is 44259 Nobel Drive, Fremont, California 94538.

The table should be read with the understanding that more than one person may be the beneficial owner or possess certain attributes of beneficial ownership with respect to the same securities. Therefore, special attention should be given to the footnotes.
	Shares Beneficially Owned(1)

Name and Address	Number	Percent of Outstanding Common Stock(2)

5% Shareholders:
ADLT Class 7 Liquidating Trust
Bridge Associates, LLC, Trustee
747 Third Avenue, Suite 32A
New York, New York 10017(3)	541,011	7.7%
Valor Capital Management LP
137 Rowayton Avenue
Rowayton, CT 06853(4)	360,900	5.6%
Glenn Doshay
6279 Via Campo Verde
Rancho Santa Fe, CA 92067(5)	450,000	6.9%
Entities affiliated with Trigran Investments, Inc.
3201 Old Glenview Road, Suite 235
Wilmette, IL 60091(6)	655,645	10.0%
Directors and Named Executive Officers:
David N. Ruckert (7)	416,573	6.2%
John B. Stuppin (8)	214,575	3.3%
Wayne R. Hellman (9)	160,000	2.0%
Sabu Krishnan (10)	135,000	2.4%
Jeffrey H. Brite (11)	9,167	*
David Traversi (12)	15,000	*
Philip Wolfson (13)	153,342	2.4%
Barry R. Greenwald (14)	67,000	2.5%
John Davenport (15)	67,500	1.0%
J. Steven Keplinger (16)	66,560	1.0%
Robert Connors (17)	83,396	1.3%
Roger Buelow (18)	7,000	*
Theodore L. Eliot, Jr. (19)	51,000	0.8%
All executive officers and directors as a group
(13 persons) (20)	1,368,113	18.5%

*Less than one percent

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(1)	To Fiberstars’ knowledge, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws, where applicable, and the information contained in the footnotes to this table.
(2)	Based on 6,478,318 shares outstanding as of April 12, 2004. In addition, shares issuable pursuant to options and warrants which may be exercised within 60 days of April 12, 2004 are deemed to be issued and outstanding and have been treated as outstanding in calculating the percentage ownership of those individuals possessing such interest, but not for any other individuals. Thus, the number of shares considered to be outstanding for the purposes of this table may vary depending on the individuals’ particular circumstances.
(3)	According to an amended Schedule 13D, filed by the ADLT Class 7 Liquidating Trust with the Securities and
Exchange Commission on April 5, 2004, 541,011 shares are held of which 518,000 are subject to warrants exercisable within 60 days of April 12, 2004 and 23,011 are voting shares.
(4)	Includes 25,592 shares subject to warrants that are exercisable within 60 days of April 12, 2004.
(5)	Includes 92,308 shares subject to warrants that are exercisable within 60 days of April 12, 2004.
(6)	According to a Form 4 filed by Trigram Investments L.P. with the Securities and Exchange Commission on March 11, 2004, Trigram Investments, L.P. holds 597,183 shares and 58,462 shares issuable upon exercise of warrants that are immediately exercisable. According to an amended Schedule 13G filed jointly by Trigran Investments L.P., Trigran Investments, Inc., Douglas Granat and Lawrence A. Oberman with the Securities and Exchange Commission on February 11, 2004, Trigran Investments L.P., Trigran Investments, Inc., Douglas Granat and Lawrence A. Oberman have shared voting and dispositive power for all shares. Trigran Investments, Inc. is the general partner of Trigran Investments L.P. Douglas Granat and Lawrence A. Oberman are the controlling shareholders and sole directors of Trigran Investments Inc.
(7)	Includes 257,500 shares subject to options exercisable within 60 days of April 12, 2004.
(8)	Includes 45,000 shares subject to options that are exercisable within 60 days of April 12, 2004 and 8,060 shares subject to warrants that are exercisable within 60 days of April 12, 2004.
(9)	Includes 120,000 shares subject to warrants that are exercisable within 60 days of April 12, 2004 held by
Advanced Lighting Technologies, Inc., of which Mr. Hellman is Chairman of the Board of Directors and Chief
Executive Officer and as to which Mr. Hellman disclaims beneficial ownership except to the extent of his pecuniary interest therein. Also, includes 40,000 shares subject to outstanding stock options exercisable within 60 days of April 12, 2004.
(10)	Includes of 120,000 warrants that are exercisable within 60 days of April 12, 2004 held by Advanced Lighting
Technologies, Inc., of which Mr. Krishnan is Chief Operating Officer and as to which Mr. Krishnan disclaims beneficial ownership except to the extent of his pecuniary interest therein. Also, includes 15,000 shares subject to outstanding stock options exercisable within 60 days of April 12, 2004.
(11)	Consists of 9,167 shares subject to options exercisable within 60 days of April 12, 2004.
(12)	Consists of 15,000 shares subject to options exercisable within 60 days of April 12, 2004.
(13)	Includes 40,000 shares subject to options exercisable within 60 days of April 12, 2004.
(14)	Includes 67,000 shares subject to options exercisable within 60 days of April 12, 2004.
(15)	Includes 112,500 shares subject to options exercisable within 60 days of April 12, 2004.
(16)	Includes 62,166 shares subject to options exercisable within 60 days of April 12, 2004.
(17)	Includes 79,396 shares subject to options exercisable within 60 days of April 12, 2004.
(18)	Consists of 7,000 shares subject to options exercisable within 60 days of April 12, 2004.
(19)	Consists of 1,000 owned by the Eliot Trust, of which Mr. Eliot is a beneficiary, and 50,000 shares subject to outstanding stock options exercisable within 60 days of April 12, 2004.
(20)	Includes 920,789 shares subject to options and warrants that are exercisable within 60 days of April 12, 2004, of which 120,000 shares are subject to warrants beneficially owned by ADLT, a company of which Mr. Hellman, a director of the Company, is Chairman of the Board of Directors and Chief Executive Officer and Mr. Sabu
Krishnan is Chief Operating Officer.

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REPORT OF THE AUDIT AND FINANCE COMMITTEE

The Audit and Finance Committee operates under a written charter adopted by the Board of Directors. A copy of the Audit and Finance Committee Charter is attached as Appendix B to this Proxy Statement. The members of the Audit and Finance Committee are John B. Stuppin, David Traversi and Philip Wolfson, each of whom meets the independence standards established by The Nasdaq Stock Market.

The Audit and Finance Committee oversees the Company’s financial reporting process on behalf of the Board of Directors and is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. It is not the duty of the Audit and Finance Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible in their report for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

The Audit and Finance Committee reviewed and has discussed the audited financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 with the Company’s management and its independent auditors. The Audit and Finance Committee met privately with the independent auditors and discussed issues deemed significant by the auditors, including those required by the Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards), as amended. In addition, the Audit and Finance Committee has received the written disclosures from the independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions with the Audit Committee) and discussed with the independent auditors their independence from the Company.

Based upon the reviews and discussions outlined above, the Audit and Finance Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

The foregoing report has been furnished by the Audit and Finance Committee of the Board of Directors of Fiberstars, Inc.

AUDIT AND FINANCE COMMITTEE

David Traversi
John B. Stuppin
Philip Wolfson

9

EXECUTIVE COMPENSATION AND OTHER MATTERS

Summary Compensation Table

The following table sets forth all compensation for services rendered in all capacities to the Company for the three fiscal years ended December 31, 2003 for our Chief Executive Officer and our four other most highly compensated executive officers as of December 31, 2003.

Summary Compensation Table

				Long-Term Compensation

	Annual Compensation			Awards

Name and Principal Position	Fiscal Year	Salary($)	Bonus($)	Securities Underlying Options(#)	All Other Compensation(1)

David N. Ruckert	2003	$207,923	—	25,000	$11,125
President and Chief	2002	221,384	—	—	10,331
Executive Officer	2001	221,384	—	—	9,830

Barry R. Greenwald	2003	185,823	—	—	1,603
Senior Vice President, Pool	2002	78,180	$96,000	—	1,473
& Spa Division	2001	100,500	96,000	—	1,342

John Davenport	2003	187,500	—	20,000	773
Chief Operating Officer/	2002	178,000	—	100,000	773
Chief Technology Officer	2001	156,000	—	—	773

J. Steven Keplinger	2003	148,720	---	—	742
Senior Vice President,	2002	144,159	—	—	679
Operations and Retail	2001	156,756	—		545

Robert A. Connors	2003	156,000	—	15,000	715
Vice President, Finance	2002	166,000	—	—	620
Chief Financial Officer	2001	166,000	—		620

(1)	Represents premiums paid on life insurance policies for the officer’s benefit.

10

Stock Options Granted in Fiscal 2003

The following table sets forth certain information for the year ended December 31, 2003 with respect to stock options granted to the individuals named in the Summary Compensation Table above.

Option Grants in Fiscal Year 2003

	Individual Grants

Name	Number of Securities Underlying Options Granted(#) (1)		% of Total Options Granted to Employees in Fiscal Year (2)	Exercise or Base Price ($/Share) (3)	Expiration Date (4)	Grant Date Value (5)

David N. Ruckert	25,000		6.8%	$7.23	12/04/2013	$49,444
David N. Ruckert	50,000	(6)	13.6	5.50	1/28/2013	81,888
John Davenport	20,000		5.4	7.23	12/04/2013	65,510
Barry Greenwald	30,000	(7)	8.1	5.50	2/28/2013	29,667
Steve Keplinger	29,000	(8)	8.1	5.50	2/28/2013	29,667
Robert Connors	29,000		7.9	7.23	12/04/2013	49,133
Robert Connors	50,000	(9)	13.6	4.00	9/02/2013	89,485

(1)	Such stock options vest as to 25% of the shares covered by the respective options on each anniversary of the grant date, becoming fully vested on the fourth anniversary of the date of grant. Under the terms of the Company’s 1994 Stock Option Plan, the Board of Directors or a duly appointed committee of the Board retains the discretion, subject to certain limitations within the Option Plan, to modify, extend, or renew outstanding options and to reprice outstanding options, and to accelerate the vesting of options in the event of any merger, consolidation, or reorganization in which the Company is not the surviving corporation. Options may be repriced by canceling outstanding options and reissuing new options with an exercise price equal to the fair market value on the date of reissue which may be lower than the original exercise price of such canceled options.

(2)	Based on 368,916 options granted to employees in Fiscal 2003.
(3)	The exercise price on the date of grant was equal to 100% of the fair market value on the date of grant.
(4)	Subject to earlier termination upon certain events related to termination of employment.
(5)	The grant date present value is based on a Black-Scholes calculation using the following assumptions: time of exercise: 5 years; risk-free interest rate: 3%; volatility: 48%; dividend yield: none.
(6)	The Board elected to grant 50,000 options as a result of previously granted options having lapsed.
(7)	The Board elected to grant 30,000 options as a result of previously granted options having lapsed.
(8)	The Board elected to grant 30,000 options as a result of previously granted options having lapsed.
(9)	The Board elected to grant 50,000 options as a result of previously granted options having lapsed.

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Option Exercises and Fiscal 2003 Year-End Value

     The following table provides certain information concerning exercises of options to purchase the Company’s Common Stock in the fiscal year ended December 31, 2003, and unexercised options held as of December 31, 2003, by the individuals named in the Summary Compensation Table.

Aggregate Options Exercises in Last Fiscal Year and
Fiscal Year-End Option Values

Name	Shares Acquired on Exercise (#)	Value Realized($)	Number of Securities Underlying Unexercised Options at Fiscal Year End (#) Exercisable / Unexercisable	Value of Unexercised In-the-Money Options at Fiscal Year-End ($)(1) Exercisable / Unexercisable

David N. Ruckert	—	—	232,500 / 55,000	$485,925 / $58,300
Barry R. Greenwald	4,998	—	98,000 / 10,000	309,680 / 23,00
John Davenport	—	—	112,500 / 117,500	186,750 / 229125
J. Steven Keplinger	5,343	—	102,166 / 10,000	220,679 / 23,000
Robert A. Connors	—	—	82,750 / 32,250	179,733 / 17,834

(1)	Based upon the closing price of the Company’s Common Stock on the Nasdaq National Market on the last trading day of fiscal 2003, which was $6.80.

Equity Compensation Plan Information
The following table sets forth certain information regarding the Company’s equity compensation plans as of December 31, 2003:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders	1,387,000	$4.87	55,000(1)
Equity compensation plans not approved by security holders	—	—	—

Total	1,387,000	$4.87	55,000(2)

(1)	Includes the number of shares reserved for issuance under the Company’s 1994 Employee Stock Option Plan and under the 1994 Directors’ Stock Option Plan.
(2)	Includes 18,000 shares available for sale pursuant to the Company’s 1994 Employee Stock Purchase Plan. Shares of common stock will be purchased at a price equal to 85% of the fair market value per share of common stock on either the first day preceding the offering period or the last date of the offering period, whichever is less.

Employment Agreements and Change in Control Agreements
The Company has entered into agreements with Barry R. Greenwald, John Davenport, J. Steven Keplinger and Robert A. Connors. Under these agreements, Messrs. Greenwald, Davenport, Keplinger and Connors are each entitled to receive severance payments in the event their employment with the Company is terminated without cause at any time within six months after a change in control in the Company as that term is defined their agreements. The amount of the severance payments would be equal to the total cash compensation the respective officer was receiving prior to the change in control for a period of months equal to the total number of years of the respective officer’s employment with the Company.

The Company has issued offers of employment to Messrs. Greenwald, Davenport, Keplinger and Connors. These offer letters described the initial conditions of their employment including salary, car allowance, benefits, incentives and option grants as appropriate to each at the time of their employment.

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REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The Compensation Committee is responsible for setting and monitoring policies governing the compensation of Fiberstars’ executive officers. The Compensation Committee reviews the performance and compensation levels for executive officers, sets salary and incentive levels and grants options under Fiberstars’ option plan. The Compensation Committee is currently comprised of three non-employee directors who meet the independence standards established by The Nasdaq Stock Market.

Compensation Philosophy and Objectives

The objectives of the Compensation Committee are to correlate executive compensation with Fiberstars’ business objectives and performance and to enable Fiberstars to attract, retain and reward executive officers who contribute to the long-term success of Fiberstars. The Compensation Committee also seeks to establish compensation policies that allow Fiberstars flexibility to respond to changes in its business environment.

Executive Compensation Components

Fiberstars’ executive compensation policies are recommended and administered by the Compensation Committee of your Board of Directors. The Compensation Committee has established an executive compensation program consisting of base salary, annual cash bonuses and stock options. Each component is discussed in greater detail below.

Base Salary. Base salaries for executive officers are based on a review of salaries for similar positions requiring similar qualifications in similar industries. In determining executive officer salaries, the Compensation Committee has approved the use by management of information from salary surveys.

The President and Chief Executive Officer annually assesses the performance of all other executive officers and recommends salary increases to the Compensation Committee based on a number of factors such as performance evaluations, comparative data and other relevant factors. The Compensation Committee then reviews and approves the increases for any person with total annual compensation over $100,000.

In addition to reviewing performance evaluations, the Compensation Committee also reviews the financial condition of Fiberstars in setting salaries.

Bonus Incentive Plan. The Compensation Committee administers an incentive plan to provide additional compensation to executives who meet established performance goals. In consultation with the President and Chief Executive Officer, the Compensation Committee annually determines the total amount of cash bonuses available for executive officers and certain other management employees. For fiscal 2003, awards under this bonus plan were contingent upon Fiberstars’ attainment of operating profit targets set by the Compensation Committee in consultation with the President and Chief Executive Officer. The target amount of bonuses for senior executive officers was set by the Compensation Committee. Awards are weighted so that higher awards are received when Fiberstars’ performance reaches maximum targets, smaller awards are received when Fiberstars’ performance reaches minimum targets and no awards are made when Fiberstars does not meet minimum performance targets. After the total eligible bonus pool is determined, annual incentives are paid to executive officers, based on their individual performance as determined by Fiberstars’ President and Chief Executive Officer. Fiberstars’ performance in fiscal 2003 was not on target, and no bonuses were paid under this bonus incentive plan. Consistent with Fiberstars’ objective of aligning compensation with performance, the Compensation Committee anticipates that future bonus payments will be based on specific targets and performance.

Stock Options. The Compensation Committee believes that employee equity ownership provides significant motivation to executive officers to maximize value for Fiberstars’ stockholders and, therefore, periodically grants stock options under Fiberstars’ 1994 Stock Option Plan at the then current market price. The 1994 Stock Option Plan expires in August 2004 or terminates earlier upon shareholder approval of the 2004 Stock Incentive Plan, which is the subject of Proposal 2: Approval of the 2004 Stock Incentive Plan. The Compensation Committee will administer the Company’s 2004 Stock Incentive Plan. Stock options will only have value if Fiberstars’ stock price increases over the exercise price.

The Compensation Committee grants options to executive officers after consideration of recommendations from the President and Chief Executive Officer. Recommendations for options are based upon the relative position, responsibilities of each executive officer, previous and expected contributions of each officer to Fiberstars, previous option grants to such executive officers and customary levels of option grants for the respective position in other comparable companies. Options generally vest over a four-year period at a rate of 25% per year. In 2001, executive officers were granted options under a Time Accelerated Restricted Stock Award Plan (“TARSAP”) within the 1994 Stock Option Plan, the vesting of which was contingent upon achievement of Fiberstars and individual objectives during the fiscal year 2003. As a result of not achieving these objectives in 2003, the TARSAP options have not qualified for accelerated vesting, but roll forward to a future year whereupon the vesting may be accelerated if the objectives for that future year are met. Consistent with the Company’s objective of aligning compensation with performance, the Company anticipates that future grants to incumbent executive officers will be based on specific targets and performance.

13

Section 162(m). Section 162(m) of the Internal Revenue Code and related Treasury Department regulations limits Fiberstars’ ability to deduct certain compensation in excess of $1,000,000 paid to Fiberstars’ chief executive officer and each of the four other most highly compensated executive officers. Fiberstars’ 1994 Stock Option Plan is structured to permit awards under the plan to qualify as performance-based compensation and to maximize the tax deductibility of the awards so long as the options are granted by a committee whose members are non-employee directors. Fiberstars expects that the Compensation Committee will be comprised of non-employee directors, and that, to the extent the Compensation Committee is not so constituted for any period of time, the options granted during such period will not be likely to result in compensation exceeding $1,000,000 in any year. The Compensation Committee does not believe that other components of Fiberstars’ compensation will be likely to exceed $1,000,000 for any executive officer in the foreseeable future and therefore concluded that no further action with respect to qualifying such compensation for deductibility was necessary at this time. In the future, the Compensation Committee will continue to evaluate the advisability of qualifying its executive compensation for deductibility of such compensation. The Compensation Committee’s policy is to qualify its executive compensation for deductibility under applicable tax laws as practicable.

Compensation of President and Chief Executive Officer

The Compensation Committee annually assesses the performance and recommends to the Board of Directors the salary and overall compensation for Fiberstars’ President and Chief Executive Officer, Mr. David N. Ruckert. The compensation for Mr. Ruckert is based on a package of salary, bonus and options which is established by the Compensation Committee each year, prior to the start of the year.

Pursuant to the recommendation of the Compensation Committee, Mr. Ruckert received an annual base salary of $207,923 for fiscal 2003. Mr. Ruckert was also eligible to receive a bonus under Fiberstars’ bonus incentive plan described above. The target amount of bonuses for Mr. Ruckert was set by the Compensation Committee. During fiscal 2003, Mr. Ruckert was eligible under this bonus incentive plan to receive a bonus of between 10% and 60% of his then current base salary dependent upon acheivement of between 90% and 125% of plan profit. As discussed above, Fiberstars’ performance in fiscal 2003 was not on target, and as a result Mr. Ruckert did not receive a bonus under the bonus incentive plan.

During fiscal 2003, the Compensation Committee granted Mr. Ruckert a new option to purchase 25,000 shares. The Compensation Committee also granted Mr. Ruckert an option to purchase 50,000 shares as a result of previously granted options having expired.

The foregoing report has been furnished by the Compensation Committee of the Board of Directors of Fiberstars, Inc.

COMPENSATION COMMITTEE

John B. Stuppin
Theodore L. Eliot, Jr.
Philip Wolfson

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STOCK PRICE PERFORMANCE GRAPH

Set forth below is a line graph comparing the cumulative total shareholder return of the Company’s Common Stock against the cumulative total return of the Wilshire Smallcap Index and a self-determined Peer Group for the period of five fiscal years commencing December 31, 1998 and ending December 31, 2003. The graph and table assume that $100 was invested on December 31, 1998 in each of Fiberstars Common Stock, the Wilshire Smallcap Index and the self-determined Peer Group, and that all dividends were reinvested. The six companies in the self-determined Peer Group are: Pentair, Inc., Cooper Industries Inc., Genlyte Group Inc., Hubbell Inc., LSI Industries Inc. and SLI Inc. Cumulative total shareholder return for Fiberstars Common Stock and the Wilshire Smallcap Index and the self-determined Peer Group are based on Fiberstars fiscal year. The comparisons in the table are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company’s Common Stock.

	12/31/1998	12/31/1999	12/31/2000	12/31/2001	12/31/2002	12/31/2003

Fiberstars, Inc.	100.00	143.75	185.94	77.50	88.25	170.00
Russell 2000 Index	100.00	119.62	114.59	115.77	90.79	131.98
Peer Group	100.00	99.44	95.83	101.76	104.91	158.47

15

CERTAIN TRANSACTIONS

As of December 31, 2003, ADLT was a holder of approximately 20% of the Company’s outstanding Common Stock. In January 2000 as part of the acquisition of certain assets and liabilities of Unison Fiber Optic Lighting Systems, LLC, a wholly owned subsidiary of ADLT (“Unison”), the Company executed a Supply Agreement with ADLT under which the Company buys certain lamps and components for its illuminators and through which the Company sells its finished products to ADLT. The terms of this agreement provide for specified pricing on products purchased from and sold to ADLT. The Company has purchased, and continues to purchase, components from ADLT under the terms of the Supply Agreement. Also, in January 2000, the Company entered into a Development Agreement with Unison, under which the Company provided development services for which it received $2 million in fees from October 1999 through January 2001. In exchange, the Company pays royalties on the sales of products these technologies produce at a rate of 3% for the first five years, 2% for the next two years and 1% for the next three years, after which the Company assumes exclusive royalty-free rights to these products. The Company had sales to ADLT under terms of the Supply Agreement of $156,000 during 2003. Purchases made from ADLT under the Supply Agreement along with royalties paid under the Development Agreement amounted to $657,000 in 2003. Accounts receivable from ADLT was $39,000 at December 31, 2003. Accounts payable due to ADLT was $117,000 at December 31, 2003. Wayne R. Hellman, Chairman of the Board and Chief Executive Officer of ADLT, and Sabu Krishnan, Chief Operating Officer of ADLT, currently serve on the Company’s Board of Directors and are nominees to the Board of Directors.

In connection with a Second Amended and Restated Investor Agreement dated March 18, 2004 (the “Investor Agreement”) among the Company, ADLT, the ADLT Class 7 Liquidating Trust, u/a/d January, 2004 (the “Trust”), and Unison, ADLT transferred 1,023,011 shares and warrants to purchase 518,000 shares of the Company’s Common Stock to the Trust in accordance with the plan of reorganization of ADLT. According to an amended Schedule 13D filed by ADLT on March 24, 2004, pursuant to the terms of the Trust and the ADLT plan of reorganization, ADLT has no interest in the Trust, other than the right to reimbursement of certain expenses, and does not have or share investment or voting power over the assets of the Trust. As a result, according to the amended Schedule 13D, ADLT no longer has any interest in shares of the Company’s Common Stock, other than warrants to purchase 407,000 shares.

Pursuant to the Investor Agreement, all of ADLT’s rights to nominate persons to the Company’s Board of Directors terminated, and the Trust acknowledged that it does not and will not receive any right to nominate persons to the Board. Other provisions of the Investor Agreement include: ADLT’s and the Trust’s agreement not to solicit proxies with respect to the election or removal of any of the Company’s directors; ADLT’s and the Trust’s agreement not to deposit the shares of the Company’s Common Stock in a voting trust or to join a group or otherwise act in concert with a third person for the purpose of acquiring, holding, voting or disposing of the shares of the Company’s Common Stock; the Trust’s agreement to notify the Company’s management if it plans to acquire or dispose of the Company’s Common Stock (but only so long as the Trust holds at least 7.5% of the Company’s Common Stock); the Trust’s agreement to vote the shares of the Company’s Common Stock with the Company’s management on all matters (other than the election of directors) in not less than the same proportion as the votes cast by the other Company shareholders (but only so long as the Trust holds at least 7.5% of the Company’s Common Stock); and certain restrictions in the Trust’s ability to dispose of the shares of the Company’s Common Stock (but only so long as the Trust holds at least 7.5% of the Company’s Common Stock). Under the terms of the Investor Agreement, upon transfer of voting securities, any registration rights that may have existed prior to the transfer terminate, but the Company has agreed to certain S-3 registration rights conditioned upon the transferee agreeing to be bound by certain provisions of the Investor Agreement and Exhibit A thereto. According to an amended Schedule 13D filed by the Trust on April 5, 2004, on March 29, 2004, the Trust sold 1,000,000 shares of the Company’s Common Stock to private equity investors pursuant to a stock purchase agreement dated March 19, 2004, and as a result of this transaction, the Trust beneficially owns 541,011 shares of the Company’s Common Stock.

In addition, pursuant to the Investor Agreement, ADLT divided and assigned portions of a warrant to acquire up to an aggregate of 42,000 shares of the Company’s Common Stock to two former Unison employees in satisfaction of certain of ADLT’s commitments to them: specifically, the right to acquire up to 28,000 shares to John Davenport, and the right to acquire up to 14,000 shares to Roger Buelow. Also pursuant to the Investor Agreement, ADLT divided and assigned portions of warrants to acquire up to an aggregate of 7.5% of the remaining shares of the Company’s Common Stock remaining under those warrants to two former Unison employees in satisfaction of certain of ADLT’s commitments to them: specifically, the right to acquire up to 22,000 shares to John Davenport, and the right to acquire up to 11,000 shares to Roger Buelow. Under the Investor Agreement, the Company agreed to grant its consent to these divisions and assignments. Mr. Davenport is currently the Company’s Chief Operating Officer and Chief Technology Officer. Mr. Davenport joined the Company in November 1999 as Vice President, Chief Technology Officer and was appointed Chief Operating Officer in July 2003. Prior to joining the Company, Mr. Davenport served as President of Unison from 1998 to 1999. Mr Buelow has served as the Company’s Vice President of Engineering since February 2003. Prior to joining Fiberstars in 1999, he served as Director of Engineering for Unison from 1998 to 1999.

16

On June 17, 2003, the Company entered into a Securities Purchase Agreement with private investors to invest up to approximately $4,388,250 in a private placement of the Company’s Common Stock and warrants to purchase shares of Common Stock. The private placement closed in two stages on June 17, 2003 and August 18, 2003. The purchase price of the shares of Common Stock issued under the Securities Purchase Agreement was $3.25 per share. The warrants issued pursuant to the Securities Purchase Agreement have an exercise price of $4.50 per share. Each warrant has a term of five years and was not exercisable for 183 days from the date of the closing in which the warrant was issued. Entities affiliated with Trigran Investments, Inc. (“Trigran”), beneficial owners of more than 5% of the Company’s Common Stock, participated in the private placement, and the Company issued to Trigran 61,539 shares and warrants to purchase 18,462 shares of Common Stock for an aggregate purchase price of $200,000.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

To the Company’s knowledge, based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2003, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were timely met.

PROPOSAL 2: APPROVAL OF THE 2004 STOCK INCENTIVE PLAN
General

In anticipation of the August 2004 expiration of the 1994 Stock Option Plan (the “1994 Plan”) and the 1994 Directors’ Stock Option Plan (the “Directors’ Plan”), the Board of Directors approved the adoption of the 2004 Stock Incentive Plan (the “2004 Plan”) on February 26, 2004, subject to shareholder approval. If shareholders approve the 2004 Plan, no further awards will be granted under either the 1994 Plan or the Directors’ Plan. The 2004 Plan became effective on February 26, 2004, subject to shareholder approval.

The purpose of the 2004 Plan is to enable Fiberstars to attract and retain top quality employees, officers, directors and consultants and to provide employees, officers, directors and consultants with an incentive to enhance shareholder returns. The Board of Directors believes that options and other equity-based incentives are an important part of the compensation package Fiberstars offers to its employees and directors.

Set forth below is a summary of the 2004 Plan, which is qualified in its entirety by the specific language of the 2004 Plan. A copy of the 2004 Plan presented for shareholder approval is included at the end of this Proxy Statement as Appendix C. Shareholders are urged to read the complete text of the 2004 Plan.

Description of the 2004 Plan

The 2004 Plan provides for the grant of restricted share awards, options, stock units and stock appreciation rights with respect to shares of Fiberstars’ Common Stock to directors, officers, employees and consultants of Fiberstars and its subsidiaries. The 2004 Plan may be administered by the Board of Directors or a committee of the Board of Directors (in either case, referred to in this Proposal as the “Committee”), which has complete discretion to select the participants and to establish the terms and conditions of each restricted share award and option, subject to the provisions of the 2004 Plan. Options granted under the 2004 Plan may be “incentive stock options” as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or nonqualified options. As of December 31, 2003, 120 employees were eligible to be considered for the grant of options under the 1994 Plan, and are also eligible under the 2004 Plan.

The Board of Directors believes that the granting of equity compensation awards is necessary to attract the highest quality personnel as well as to reward and thereby retain existing key personnel. Moreover, the attraction and retention of such personnel is essential to Fiberstars’ continued progress, which ultimately is in the interests of its shareholders.

17

Shares Subject to the 2004 Plan

A total of 500,000 shares of Common Stock have been reserved for issuance under the 2004 Plan. If any option granted under the 2004 Plan expires or terminates for any reason without having been exercised in full, then the unpurchased shares subject to that option will once again be available for additional awards. If the 2004 Plan is approved, no additional option grants will be made under either the 1994 Plan or the Directors’ Plan, and the shares remaining available for future grant under both the 1994 Plan and the Directors’ Plan will be added to the share reserve available for issuance under the 2004 Plan. Options outstanding under the 1994 Plan and the Directors’ Plan will remain outstanding until exercised or until they terminate or expire by their terms. If any outstanding option under either the 1994 Plan or the Directors’ Plan expires or terminates for any reason without having been exercised in full, then the unpurchased shares subject to that option will be available for additional awards under the 2004 Plan.

As of December 31, 2003, (i) the number of shares subject to outstanding options, (ii) the range of exercise prices for these options, (iii) the weighted average per share exercise price, (iv) the number of shares issued upon exercise of options and (v) the number of shares available for future grant under the 1994 Plan and the Directors’ Plan were as follows:

	Shares Subject to Outstanding Options	Range of Exercise Prices	Weighted-Average Per Share Price	Number of Shares Issued Upon Exercise	Number of Shares Available for Further Grant

1994 Plan and Directors’ Plan	1,387,000	$2.95–7.23	$4.76	508,000	55,000

Options Granted Under the 1994 Plan and Directors’ Plan

Because option grants under the 2004 Plan are subject to the discretion of the Committee, awards under the 2004 Plan for the current year are indeterminable. Future option exercise prices under the 2004 Plan are also indeterminable because they will be based upon the fair market value of the Common Stock on the date of grant. As of December 31, 2003, the following persons or groups had in total, received options to purchase shares of Common Stock under the 1994 Plan and the Directors’ Plan as follows, each with an exercise price per share equal to the fair market value of the Company’s Common Stock the date of the grant:

1994 Plan

Name	Number of Shares

David N. Ruckert	287,500
Barry R. Greenwald	99,668
John Davenport	230,000
J. Steven Keplinger	101,334
Roger Buelow	60,000
Robert A. Connors	115,000
All current executive officers as a group (6 persons)	893,502
All employees, including all current officers who are not executive officers	2,393,000

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Directors’ Plan

Name	Number of Shares

John B. Stuppin	80,000
Jeffey H. Brite	10,000
Wayne R. Hellman	40,000
Sabu Krishnan	15,000
David Traversi	15,000
Philip Wolfson	60,000

The exercise price of incentive stock options may not be less than 100% of the fair market value of the Common Stock as of the date of grant (110% of the fair market value if the grant is to an employee who owns more than 10% of the total combined voting power of all classes of Fiberstars’ capital stock). The Code currently limits to $100,000 the aggregate value of Common Stock for which incentive stock options may first become exercisable in any calendar year under the 2004 Plan or any other option plan adopted by Fiberstars. Nonstatutory stock options may be granted under the 2004 Plan at an exercise price of not less than the par value of the Common Stock on the date of grant. Nonstatutory stock options also may be granted without regard to any restriction on the amount of Common Stock that may be acquired pursuant to such options in any one year. On December 31, 2003, the closing price for the Common Stock on The Nasdaq Stock Market was $6.80 per share.

Subject to the limitations contained in the 2004 Plan, options granted under the 2004 Plan will become exercisable at such times and in such installments as the Committee shall provide in the terms of each individual stock option agreement. The Committee must also provide in the terms of each stock option agreement when the option expires and becomes unexercisable, and may also provide the option expires immediately upon termination of employment for any reason.

Unless otherwise provided in the applicable stock option agreement, upon termination of employment of an optionee, all options that were then exercisable terminate three months (one year in the case of termination by reason of death or disability) following termination of employment. Any options which were not exercisable on the date of such termination immediately terminate upon termination of employment.

Non-Employee Director Options

Currently, each non-employee director who first serves on the Board of Directors automatically receives an option to purchase 10,000 shares of Common Stock. The Directors’ Plan also provides for the automatic grant of an additional option to purchase 5,000 shares of Common Stock on the date of each annual meeting of shareholders at which such non-employee director is elected to the Board of Directors, provided on that date he or she shall have served on the Board of Directors for at least three months prior to the date of such annual meeting. These options become exercisable in 12 equal monthly installments. Under the 2004 Plan, each non-employee director who first serves on the Board of Directors will automatically receive an option to purchase 10,000 shares of Common Stock. The 2004 Plan also provides for the annual automatic grant of an additional option to purchase 7,000 shares of Common Stock on the first business day following each regular annual shareholders’ meeting to each non-employee director who will continue serving on the Board of Directors, provided that he or she has served as a director for at least three months. These options become exercisable in 12 equal monthly installments. In addition to the option to purchase 7,000 shares of Common Stock, the Chairman of the Board and the Chairperson of Audit and Finance Committee of the Board of Directors will receive an additional option to purchase 3,000 shares of Common Stock on the first business day following each regular annual shareholders’ meeting, provided that he or she has served as a director for at least three months. These options become exercisable in 12 equal monthly installments.

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Restricted Share Awards

The terms of any restricted share award under the 2004 Plan will be set forth in a restricted share agreement to be entered into between Fiberstars and each grantee. The Committee will determine the terms and conditions of any restricted share agreements, which need not be identical. Shares may be awarded under the 2004 Plan in consideration of services rendered prior to the award, without a cash payment by the grantee.

Term of the 2004 Plan

Options granted under the 2004 Plan may not be exercised more than 10 years after the date of grant (five years after the date of grant if the grant is an incentive stock option to an employee who owns more than 10% of the total combined voting power of all classes of Fiberstars’ capital stock). Under the 2004 Plan, shares subject to cancelled or terminated options are reserved for subsequently granted options. The number of options outstanding and the exercise price thereof are subject to adjustment in the case of certain transactions such as mergers, recapitalizations, stock splits or stock dividends. The 2004 Plan is effective for 10 years, unless sooner terminated or suspended.

Amendments to the 2004 Plan

The Board of Directors may at any time amend, alter, suspend or terminate the 2004 Plan. No amendment, alteration, suspension or termination of the Plan will impair the rights of any optionee, unless mutually agreed otherwise between the optionee and the Committee, which agreement must be in writing and signed by Fiberstars and the optionee. Termination of the 2004 Plan will not affect the Committee’s ability to exercise the powers granted to it under the 2004 Plan with respect to options granted under the 2004 Plan prior to the date of such termination.

Certain Federal Income Tax Consequences

Incentive stock options granted under the 2004 Plan will be afforded favorable federal income tax treatment under the Code. If an option is treated as an incentive stock option, the optionee will recognize no income upon grant or exercise of the option unless the alternative minimum tax rules apply. Upon an optionee’s sale of the shares (assuming that the sale occurs more than two years after grant of the option and more than one year after exercise of the option), any gain will be taxed to the optionee as long-term capital gain. If the optionee disposes of the shares prior to the expiration of either of the above holding periods, then the optionee will recognize ordinary income in an amount generally measured as the difference between the exercise price and the lower of the fair market value of the shares at the exercise date or the sale price of the shares. Any gain recognized on such a premature sale of the shares in excess of the amount treated as ordinary income will be characterized as capital gain.

All other options granted under the 2004 Plan will be nonstatutory stock options and will not qualify for any special tax benefits to the optionee. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However, upon exercise of the nonstatutory stock option, the optionee will recognize ordinary income for federal income tax purposes in an amount generally measured as the excess of the then fair market value of each share over its exercise price. Upon an optionee’s resale of such shares, any difference between the sale price and the fair market value of such shares on the date of exercise will be treated as capital gain or loss and will generally qualify for long term capital gain or loss treatment if the shares have been held for more than one year. The Code provides for reduced tax rates for long term capital gains based on the taxpayer’s income and the length of the taxpayer’s holding period.

The recipient of a restricted share award will generally recognize ordinary compensation income when such shares are no longer subject to a substantial risk of forfeiture, based on the excess of the value of the shares at that time over the price, if any, paid for such shares. However, if the recipient makes a timely election under the Code to be subject to tax upon the receipt of the shares, the recipient will recognize ordinary compensation income at that time equal to the fair market value of the shares over the price paid, if any, and no further ordinary compensation income will be recognized when the shares vest.

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In the case of an exercise of a stock appreciation right or an award of stock units, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery.

Fiberstars is generally entitled to a deduction for Federal income tax purposes equal to the amount of ordinary compensation income recognized by the recipient of an award at the time such income is recognized.

The foregoing does not purport to be a complete summary of the federal income tax considerations that may be relevant to holders of options or restricted shares, or to Fiberstars. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside, nor does it reflect the tax consequences of an optionee’s death.

Required Vote

Approval of the 2004 Plan requires the affirmative vote of a majority of the shares present and voting at the meeting in person or by proxy.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL AND ADOPTION OF THE 2004 STOCK INCENTIVE PLAN.

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PROPOSAL NO. 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
The Audit and Finance Committee of the Board of Directors has appointed the firm of Grant Thornton LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2004, and recommends that shareholders vote for ratification of this appointment. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be able to respond to appropriate questions from the shareholders. Although shareholder ratification of the Company’s independent auditors is not required by the Company’s Bylaws or otherwise, the Company is submitting the selection of Grant Thornton LLP to the shareholders for ratification to permit shareholders to participate in this important corporate decision.

Effective September 29, 2003, the Audit and Finance Committee and the Board of Directors approved a change in the Company’s independent auditors for the fiscal year ended December 31, 2003 from PricewaterhouseCoopers LLP (“PWC”) to Grant Thornton LLP. As a result, the Company informed PWC that, effective September 29, 2003, they had been dismissed as the Company’s independent auditors.

The report of PWC for the fiscal years ended December 31, 2001 and 2002, contained no adverse opinions, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2001 and 2002, and the interim period from January 1, 2003 through September 29, 2003, there were no disagreements between the Company and PWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of PWC, would have caused it to make reference to the subject matter of the disagreement in connection with its report. No reportable event described in paragraph (a)(1)(v) of Item 304 of Regulation S-K occurred within the Company’s fiscal years ended December 31, 2001 and 2002, or the interim period from January 1, 2003 through September 29, 2003.

The Company did not consult with Grant Thornton LLP during the fiscal years ended December 31, 2001 and 2002, and the interim period from January 1, 2003 through September 29, 2003, on any matter which was the subject of any disagreement, as defined in paragraph 304(a)(1)(iv) of Regulation S-K, or any reportable event, as described in paragraph 304(a)(1)(v) of Regulation S-K, or on the application of accounting principles to a specified transaction, either completed or proposed.

Principal Accountant Fees and Services

The following table presents fees for professional audit services rendered by Grant Thornton LLP for the audit of Fiberstars’ annual financial statements for 2003 and the professional audit services rendered by PWC for the audit of Fiberstars’ annual financial statements for 2002 and the review of financial statements included in the Company’s Form 10-Q in 2003, and fees billed for other services rendered by Grant Thornton LLP in 2003 and by PWC in 2002 and 2003.

	Year Ended December 31,

	2003		2002

	Paid to Grant Thornton LLP	Paid to PWC	Paid to PWC
Audit Fees	$92,428	$41,400	$133,480
Audit-Related Fees(1)	26,200	—	—
All Other Fees(2)	—	25,450	—

Total	$118,628	$66,850	$133,480

(1)	Audit-Related Fees paid to Grant Thornton in 2003 consisted of audit fees for audit services for (a) the National Institute of Standards and Technology, or NIST, award under which the Company received $2,000,000 for research and development work during the years 2000-2003 and (b) audit services provided for the Company’s 401k Plan.
(2)	All Other Fees paid to PWC consisted of review of the Company’s S-3 filing filed in August 2003.

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Pre-Approval Policies and Procedures

It is the Company’s policy that all audit and non-audit services to be performed by Fiberstars’ principal auditors be approved in advance by the Audit and Finance Committee.

Required Vote

The ratification of the appointment of Grant Thornton LLP as the Company’s independent auditors requires the affirmative vote of the holders of a majority of the shares of Common Stock present at the Annual Meeting in person or by proxy and entitled to vote, together with a majority of the required quorum. In the event ratification is not obtained, the Audit and Finance Committee will review its future selection of the Company’s independent auditors but will not be required to select different independent auditors.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS
FOR THE 2005 ANNUAL MEETING

Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company’s 2005 Annual Meeting of Shareholders must be received by the Company no later than December 17, 2004 to be considered for inclusion in the proxy statement and form of proxy relating to such meeting.

Pursuant to Rule 14a-4(c)(1) of the Exchange Act, the Company’s proxy for the 2005 Annual Meeting of Shareholders may confer discretionary authority to vote on any proposal submitted by a shareholder submitted by a shareholder if written notice of such proposal is not received by the Company at its offices at 44259 Nobel Drive, Fremont, California 94538, on or before March 2, 2005, or, if the 2005 Annual Meeting of Shareholders is held more than 30 days before or after May 19, 2005, within a reasonable time before the mailing of the Company’s proxy materials for the 2005 Annual Meeting of Shareholders.

OTHER MATTERS

The Board of Directors knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, then the persons named in the enclosed form of proxy will vote the shares they represent in such manner as the Board may recommend.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ DAVID N. RUCKERT
DAVID N. RUCKERT
President and Chief Executive Officer

Dated: April 16, 2004

The Company’s 2003 Annual Report on Form 10-K has been mailed with this Proxy Statement. The Company will provide copies of exhibits to the Annual Report on Form 10-K, but will charge a reasonable fee per page to any requesting stockholder. Stockholders may make such request in writing to the Company at 44259 Nobel Drive, Fremont, California 94538, Attention: David N. Ruckert. The request must include a representation by the shareholder that as of March 25, 2004, the stockholder was entitled to vote at the Annual Meeting.

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APPENDIX A

CHARTER OF THE

FIBERSTARS, INC.
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

PURPOSE

The purpose of the Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors of Fiberstars, Inc., a California corporation (the “Company”) shall be to identify individuals qualified to become members of the Board of Directors, to recommend that the Board of Directors select the director nominees of the Company to be considered for election at the annual meeting of stockholders, to develop and recommend to the Board of Directors a set of corporate governance principles applicable to the Company and to perform such other duties and responsibilities enumerated in and consistent with this Charter.

DUTIES AND RESPONSIBILITIES

The duties and responsibilities of this Committee shall be as follows:

To evaluate and to recommend that the Board of Directors select the director nominees of the Company to be considered for election at the annual meeting of stockholders. The Committee shall also recommend nominees to the Board of Directors with respect to filling vacancies on the Board of Directors. The criteria used by the Committee to evaluate and recommend director nominees shall include, but shall not be limited to, relevant industry experience, general business experience, relevant financial experience, and compliance with independence and other qualifications necessary to comply with any applicable tax and securities laws and the rules and regulations of Nasdaq. The Committee shall have the sole authority and shall be granted the resources to retain independent advisers, such as search firms, in order to assist the Committee in identifying and recommending nominees. Such authority shall include the sole authority to approve such advisor’s fees and other retention terms.

To determine the composition of committees of the Board of Directors, after consultation with the chief executive officer and with consideration of the desires of individual members of the Board of Directors.

To review and make recommendations to the Board of Directors with respect to candidates for director proposed by stockholders of the Corporation.

To consider and plan for executive officer succession as well as review management development and succession programs.

To formulate and recommend to the Board of Directors a list of corporate governance guidelines, which shall address, at a minimum, director qualification standards; director responsibilities; director access to management and, as necessary and appropriate, independent advisors; director compensation; director orientation and continuing education; management succession; and annual performance evaluation of the Board of Directors (the “Corporate Governance Guidelines”). The Committee shall from time to time or as necessary recommend to the Board of Directors any revisions to the Corporate Governance Guidelines that the Committee deems appropriate or to ensure compliance with applicable securities law and regulations and stock market rules.

To formulate and recommend to the Board of Directors a code of business conduct and ethics for directors, officers and employees of the Company, which shall address, at a minimum, conflicts of interest, corporate opportunities, confidentiality, fair dealing, protection and proper use of company assets, compliance with laws, rules and regulations (including insider trading laws), and encouraging the reporting of any illegal or unethical behavior (a “Code of Conduct”). The Committee shall from time to time or as necessary recommend to the Board of Directors any revisions to the Code of Conduct that the Committee deems appropriate or to ensure compliance with applicable securities laws and regulations and stock market rules.

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To evaluate on an annual basis the performance of the Board of Directors as a whole and its individual members, with respect to overall performance and the Code of Conduct, and report such findings to the Board of Directors. In so doing, the Committee shall have the sole authority and shall be granted the resources to retain legal counsel, which shall include the sole authority to approve any such counsel’s fees and other retention terms.

To evaluate on an annual basis the performance of the Company’s management as a whole and its individuals, with respect to compliance with the Code of Conduct, and report such findings to the Board of Directors. In so doing, the Committee shall have the sole authority and shall be granted the resources to retain legal counsel, which shall include the sole authority to approve any such counsel’s fees and other retention terms.

To consider and make recommendations on matters related to the practices, policies and procedures of the Board of Directors.

To perform such other activities and functions related to the selection and nomination of directors and corporate governance as may be assigned from time to time by the Board of Directors, including, but not limited to preparing or causing to be prepared any reports or other disclosure required with respect to the Committee by any applicable proxy or other rules of the Securities and Exchange Commission or as required by the rules and regulations of Nasdaq.

Delegation of Duties and Responsibilities. The Committee may, by resolution passed by a majority of the Committee, designate one or more subcommittees, each subcommittee to consist of one or more directors of the Company (who may or may not be members of this Committee). Any such subcommittee to the extent provided in the resolutions of this Committee, shall have and may exercise all the powers and authority of this Committee and may authorize the seal of the Company to be affixed to all papers which may require it. Each subcommittee shall have such name as may be determined from time to time by resolution adopted by this Committee. Each subcommittee shall keep regular minutes of its meetings and report the same to this Committee or the Board of Directors when required by the Board of Directors.

Contractual Rights to Nominate Board Members. If the Company is required by contract or otherwise to provide third parties with the ability to nominate directors, the selection and nomination of any such directors are not subject to the powers or oversight of this Committee, except to the extent that any such director shall be subject to the Corporate Governance Guidelines and the Code of Conduct of the Company and general oversight of this Committee.

COMMITTEE MEMBERS

Number and Qualification of Committee Members.

The authorized number of members of the Committee shall be three members of the Board of the Directors, each of whom shall meet the independence and outside director requirements of applicable securities laws and regulations and the rules and regulations of Nasdaq.

Appointment and Term of Office of Committee Members.

Committee members shall be appointed by the Board of Directors to hold office until replaced by a resolution of the Board of Directors. Each Committee member, including a member elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified, except in the case of the death, resignation, or removal of such a member.

Removal.

The entire Committee or any individual Committee member may be removed from office without cause by the affirmative vote of a majority of the Board of Directors of the Company.

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Resignation and Vacancies.

Any Committee member may resign effective upon giving oral or written notice to the Chairman of the Board, the Secretary or the Board of Directors, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation of a Committee member is effective at a future time, the Board of Directors may elect a successor to take office when the resignation becomes effective.

Vacancies on the Committee may be filled by the Board of Directors. Each Committee member so elected shall hold office until a successor has been elected and qualified by the Board of Directors, or until his or her death, resignation or removal.

A vacancy or vacancies in the Committee shall be deemed to exist (i) in the event of the death, resignation or removal of any Committee member, (ii) if the Board of Directors by resolution declares vacant the office of a Committee member who has been declared of unsound mind by an order of court or convicted of a felony or (iii) if the authorized number of Committee members is increased.

COMMITTEE MEETINGS

Place of Meetings; Meetings by Telephone.

Regular meetings of the Committee may be held at any place within or outside the State of Delaware that has been designated from time to time by the Chairman of the Committee. In the absence of such a designation, regular meetings shall be held at the principal executive office of the Company. Special meetings of the Committee may be held at any place within or outside the State of Delaware that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the Company.

Members of the Committee may participate in a meeting through the use of conference telephone or similar communications equipment, so long as all Committee members participating in such meeting can hear one another. Participation in a meeting pursuant to this paragraph constitutes presence in person at such meeting.

Regular Meetings.

Regular meetings of the Committee may be held without notice if the time and place of such meetings are fixed by resolution of the Board of Directors or by resolution of the Committee.

Special Meetings; Notice.

Subject to the provisions of the following paragraph, special meetings of the Committee for any purpose or purposes may be called at any time by the Chairman of the Committee, by the Board of Directors, or by two (2) Committee members.

Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail, telegram, charges prepaid, or by facsimile or electronic mail, addressed to each Committee member at that member’s address as it is shown on the records of the Company. If the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone or by facsimile, telegram or electronic mail, it shall be delivered personally or by telephone or by facsimile or to the telegraph company at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the Committee member or to a person at the office of the member who the person giving the notice has reason to believe will promptly communicate it to the member. The notice need not specify the purpose of the meeting.

Quorum.

A majority of the authorized number of Committee members shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 4.6 of this Charter. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present is the act of the Committee, subject to certain provisions of the California Corporations Code, the Articles of Incorporation, and other applicable law.

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A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of Committee members, if any action taken is approved by at least a majority of the required quorum for such meeting.

Waiver of Notice.

Notice of a meeting need not be given to any Committee member who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such member. All such waivers, consents, and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. A waiver of notice need not specify the purpose of any regular or special meeting of the Committee.

Adjournment.

A majority of the Committee members present, whether or not a quorum is present, may adjourn any meeting to another time and place.

Notice of Adjournment.

If the meeting is adjourned for more than twenty-four (24) hours, notice of any adjournment to another time and place shall be given prior to the time of the adjourned meeting to the Committee members who were not present at the time of the adjournment.

Committee Action by Written Consent Without A Meeting.

Any action required or permitted to be taken by the Committee may be taken without a meeting, if all Committee members individually or collectively consent in writing or by electronic transmission to such action. Such written consent or consents or electronic transmission or transmissions shall be filed with the minutes of the proceedings of the Committee. Such action by written consent or electronic transmission shall have the same force and effect as a unanimous vote of the Committee.

COMMITTEE MEMBERS

Chairman of the Committee.

The Chairman of the Committee, if such an officer be elected, shall, if present, preside at meetings of the Committee and exercise and perform such other powers and duties as may from time to time be assigned by the Board of Director or as may be prescribed by this Charter. The Chairman of the Committee shall be elected by resolution of the Board of Directors. In the absence or disability of the Chairman of the Committee, the Board of Directors shall appoint an alternative Chairman to preside at the Committee meetings.

Secretary.

The Secretary shall keep or cause to be kept, at the principal executive office of the Company or such other place as the Board of Directors may direct, a book of minutes of all meetings and actions of the Committee. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present and the proceedings thereof. If no Secretary of the Committee be appointed by the Board of Directors, the Chairman shall also serve as the Secretary.

The Secretary shall give, or cause to be given, notice of all meetings of the Committee required to be given by law, this Charter or by the Company’s Bylaws.

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RECORDS AND REPORTS

Maintenance and Inspection of Charter.

The Company shall keep at its principal executive office or, if its principal executive office is not in the State of California, at its principal business office in California, the original or a copy of this Charter as amended to date, which shall be open to inspection by the stockholders at all reasonable times during office hours.

Publication of Charter.

The Company shall publish and maintain a copy of this Charter together with any amendments thereto on its website at all times.

Minutes and Reports.

The Committee shall keep regular minutes of its proceedings, which shall be filed with the Secretary of the Company. All action by the Committee shall be reported to the Board of Directors at the next meeting thereof, and, insofar as rights of third parties shall not be affected thereby, shall be subject to revision and alteration by the Board of Directors.

Maintenance and Inspection of Minutes.

The records and the minutes of proceedings of the Committee shall be kept at such place or places as are designated by the Board of Directors or, in absence of such designation, at the principal executive office of the Company. The minutes shall be kept in written form, and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form.

GENERAL MATTERS

Construction; Definitions.

Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the California Corporations Code shall govern the construction of this Charter. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

AMENDMENTS

Amendment by Board of Directors.

This Charter and any provision contained herein may be amended or repealed by the Board of Directors.

Record of Amendments.

Whenever an amendment or a new Charter is adopted, it shall be copied in the book of minutes with the original Charter. If any provision of this Charter is repealed, the fact of repeal, with the date of the meeting at which the repeal was enacted or written consent was filed, shall be stated in said book.

INTERPRETATION

Reference in this Charter to any provision of the California Corporations Code shall be deemed to include all amendments thereof.

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APPENDIX B
CHARTER OF THE

FIBERSTARS, INC.
AUDIT AND FINANCE COMMITTEE

PURPOSE

The purpose of the Audit and Finance Committee (the “Committee”) of the Board of Directors of the Corporation is to:

1.     assist Board oversight of (a) the integrity of the Corporation’s financial statements, (b) the Corporation’s compliance with legal and regulatory requirements, (c) the independent auditor’s qualifications and independence, and (d) the performance of the Corporation’s internal audit function and independent auditors;

2.     be directly responsible, in its capacity as a committee of the Board of Directors, for the appointment, compensation, and oversight of the work of any public accounting firm employed by the Corporation for the purpose of preparing or issuing an audit report or related work;

3.     prepare the report that Securities and Exchange Commission (SEC) rules require be included in the Corporation’s annual proxy statement; and

4.     perform such other duties and responsibilities enumerated in and consistent with this Charter.

The Committee’s function is one of oversight, recognizing that the Corporation’s management is responsible for preparing the Corporation’s financial statements, and the independent auditor is responsible for auditing those statements. In adopting this Charter, the Board of Directors acknowledges that the Committee members are not employees of the Corporation and are not providing any expert or special assurance as to the Corporation’s financial statements or any professional certification as to the external auditor’s work or auditing standards. Each member of the Committee shall be entitled to rely on the integrity of those persons and organizations within and outside the Corporation that provide information to the Committee and the accuracy and completeness of the financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.

MEMBERSHIP AND PROCEDURES

Membership and Appointment

The Committee shall comprise not fewer than three members of the Board of Directors, as shall be appointed from time to time by the Board of Directors based on recommendations from the Nominating and Governance Committee, if any.

Chairperson

A chairperson of the Committee (the “Chairperson”) may be designated by the Board of Directors. In the absence of such designation, the members of the Committee may designate the Chairperson by majority vote of the full Committee membership. The Chairperson shall determine the agenda, the frequency and the length of meetings and shall have unlimited access to management, employees and information.

Independence and Qualifications

Each member shall either meet the categorical standards for “independence” established by the Board of Directors or the Board of Directors shall affirmatively determine that such Director qualifies as independent within the meaning of any applicable law or any listing standard or rule established by Nasdaq. Each member of the Committee shall also meet any additional independence or experience requirements as may be established from time to time by the Nasdaq and SEC.

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Delegation

The Committee may, by resolution passed by a majority of the Committee, designate one or more subcommittees, each subcommittee to consist of one or more members of the Committee. Any such subcommittee to the extent provided in the resolutions of the Committee, and to the extent not limited by applicable law or listing standard, shall have the power and authority of the Committee to grant preapprovals of auditing and non-audit services by the independent auditor. Any decision of a subcommittee to whom authority is delegated to preapprove an activity shall be presented to the Committee at each of its scheduled meetings.

Authority to Retain and Terminate Advisers

The Committee shall have the power and authority, at the Corporation’s expense, to retain, terminate and compensate independent counsel and other advisers, as it determines necessary to carry out its duties.

Annual Performance Evaluation

The Committee shall perform an annual performance evaluation of the Committee and, to the extent the Committee so determines, make recommendations to the Board of Directors for changes or modifications to the Audit Committee Charter.

DUTIES AND RESPONSIBILITIES

The following shall be the common recurring duties and responsibilities of the Committee in carrying out its oversight functions. These duties and responsibilities are set forth below as a guide to the Committee with the understanding that the Committee may alter or supplement them as appropriate under the circumstances to the extent permitted by applicable law or listing standard.

1.     Annually, the Committee shall retain the Corporation’s independent auditor, subject to stockholder ratification, if required or sought.

2.     The Committee, or a subcommittee of the Committee, shall preapprove the provision of all auditing and non-audit services by the independent auditor to the Corporation and its subsidiaries and shall also approve all audit engagement fees and terms and all non-audit engagements with the independent auditor.

3.     In connection with the Committee’s approval of non-audit services, the Committee shall consider whether the independent auditor’s performance of any non-audit services is compatible with the independent auditor’s independence.

4.     At least annually, the Committee shall obtain and review a report by the independent auditor describing:

the independent auditor’s internal quality-control procedures;

any material issues raised by the most recent internal quality control review or peer review of the independent auditor’s firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor’s firm, and the steps taken to deal with those issues; and

all relationships between the independent auditor and the Corporation, in order to assess the auditor’s independence.

5.     The Committee shall review the report by the independent auditor, which is required by Section 10A of the Securities Exchange Act of 1934, concerning:

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all critical accounting policies and practices to be used;

alternative treatments of financial information within GAAP that have been discussed with management officials, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

any other material written communications between the independent auditor and the Corporation’s management.

6.     The Committee shall discuss the annual audited financial statements and quarterly financial statements with management, the internal auditor and the independent auditor, including the Corporation’s disclosures under the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s reports filed with the SEC.

7.     In connection with its review of the Corporation’s financial statements, the Committee shall review and discuss with management, the internal auditor and the independent auditor the matters relating to the conduct of the audit required to be discussed by Statement on Accounting Standards Nos. 61 and 90 (Communications with Audit Committees), as they may be modified or supplemented, including the auditor’s judgment about the quality, not just acceptability, of the Corporation’s accounting principles as applied in its financial reporting.

8.     Based on its review and discussions with management, the internal auditors and the independent auditor, the Committee shall recommend to the Board of Directors whether the Corporation’s financial statements should be included in the Corporation’s Annual Report on Form 10-K (or the annual report to stockholders if distributed prior to the filing of the Form 10-K).

9.     The Committee shall prepare or cause the preparation of the report required by SEC rules to be included in the Corporation’s annual stockholders’ meeting proxy statement.

10.    The Committee shall generally discuss earnings press releases as well as financial information and earnings guidance provided to financial analysts and rating agencies.

11.    Periodically, the Committee shall meet separately with each of management, internal auditors and the independent auditors.
12.    The Committee shall review with the independent auditor any audit problems or difficulties and management’s response.

13.    The Committee shall establish the Corporation’s hiring policies for employees or former employees of the Corporation’s independent auditors.

14.    The Committee shall discuss the Corporation’s policies with respect to risk assessment and risk management.

15.    Periodically, the Committee shall review with management, the internal auditor and the independent auditor the adequacy and effectiveness of the Corporation’s systems and controls for monitoring and managing legal and regulatory compliance.

16.    The Committee shall establish procedures for:

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the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters; and

the confidential, anonymous submission by the Corporation’s employees of concerns regarding accounting or auditing matters.

17.    The Committee shall communicate to the Board of Directors any issues with respect to the quality or integrity of the Corporation’s financial statements, the Corporation’s compliance with legal or regulatory requirements, the performance and independence of the Corporation’s independent auditors or the performance of the independent audit function.

AMENDMENT

This Charter and any provision contained herein may be amended or repealed by the Board of Directors.

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APPENDIX C

FIBERSTARS, INC.

2004 STOCK INCENTIVE PLAN

(Adopted by the Board on February 26, 2004)

FIBERSTARS, INC.
2004 STOCK INCENTIVE PLAN

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(c)	Committee Procedures	7
(d)	Committee Responsibilities	7
SECTION 4.	ELIGIBILITY	8
(a)	General Rule	8
(b)	Automatic Grants to Outside Directors	9
(c)	Ten-Percent Stockholders	10
(d)	Attribution Rules	10
(e)	Outstanding Stock	10
SECTION 5.	STOCK SUBJECT TO PLAN	10
(a)	Basic Limitation	10
(b)	Option/SAR Limitation	10
(c)	Additional Shares	11
SECTION 6.	RESTRICTED SHARES	11
(a)	Restricted Stock Agreement	11
(b)	Payment for Awards	11
(c)	Vesting	11
(d)	Voting and Dividend Rights	12
(e)	Restrictions on Transfer of Shares	12
SECTION 7.	TERMS AND CONDITIONS OF OPTIONS	12
(a)	Stock Option Agreement	12
(b)	Number of Shares	12
(c)	Exercise Price	12
(d)	Withholding Taxes	13
(e)	Exercisability and Term	13
(f)	Exercise of Options Upon Termination of Service	13
(g)	Effect of Change in Control	13
(h)	Leaves of Absence	13
(i)	No Rights as a Stockholder	14
(j)	Modification, Extension and Renewal of Options	14
(k)	Restrictions on Transfer of Shares	14
SECTION 8.	PAYMENT FOR SHARES	14
(a)	General Rule	14
(b)	Surrender of Stock	15
(c)	Services Rendered	15
(d)	Cashless Exercise	15
(e)	Exercise/Pledge	15
(f)	Promissory Note	15
(g)	Other Forms of Payment	15
(h)	Limitations under Applicable Law	15

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2004 STOCK INCENTIVE PLAN

-ii-

SECTION 9.	STOCK APPRECIATION RIGHTS	16
(a)	SAR Agreement	16
(b)	Number of Shares	16
(c)	Exercise Price	16
(d)	Exercisability and Term	16
(e)	Effect of Change in Control	16
(f)	Exercise of SARs	16
(g)	Modification or Assumption of SARs	17
SECTION 10.	STOCK UNITS	17
(a)	Stock Unit Agreement	17
(b)	Payment for Awards	17
(c)	Vesting Conditions	17
(d)	Voting and Dividend Rights	17
(e)	Form and Time of Settlement of Stock Units	18
(f)	Death of Recipient	18
(g)	Creditors’ Rights	18
SECTION 11.	ADJUSTMENT OF SHARES	18
(a)	Adjustments	18
(b)	Dissolution or Liquidation	19
(c)	Reorganizations	19
(d)	Reservation of Rights	20
SECTION 12.	DEFERRAL OF AWARDS	20
SECTION 13.	AWARDS UNDER OTHER PLANS	21
SECTION 14.	PAYMENT OF DIRECTOR’S FEES IN SECURITIES	21
(a)	Effective Date	21
(b)	Elections to Receive NSOs, Restricted Shares or Stock Units	21
(c)	Number and Terms of NSOs, Restricted Shares or Stock Units	21
SECTION 15.	LEGAL AND REGULATORY REQUIREMENTS	21
SECTION 16.	WITHHOLDING TAXES	22
(a)	General	22
(b)	Share Withholding	22
SECTION 17.	LIMITATION ON PARACHUTE PAYMENTS	22
(a)	Scope of Limitation	22
(b)	Basic Rule	22
(c)	Reduction of Payments	23
(d)	Related Corporations	23
SECTION 18.	NO EMPLOYMENT RIGHTS	23
SECTION 19. DURATION AND AMENDMENTS		23
(a)	Term of the Plan	23
(b)	Right to Amend or Terminate the Plan	24
(c)	Effect of Amendment or Termination	24
SECTION 20. EXECUTION		25

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2004 STOCK INCENTIVE PLAN

-iii-

FIBERSTARS, INC.

2004 STOCK INCENTIVE PLAN

SECTION 1. ESTABLISHMENT AND PURPOSE.

     The Plan was adopted by the Board of Directors on February 26, 2004 (the “Effective Date”) and recently amended and restated on April 6, 2004, subject to stockholder approval. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of restricted shares, stock units, options (which may constitute incentive stock options or nonstatutory stock options) or stock appreciation rights.

SECTION 2. DEFINITIONS.

     (a) “Affiliate” shall mean any entity other than a Subsidiary, if the Company and/or one of more Subsidiaries own not less than 50% of such entity.

     (b) “Award” shall mean any award of an Option, a SAR, a Restricted Share or a Stock Unit under the Plan.

     (c) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time.

     (d) “Change in Control” shall mean the occurrence of any of the following events:

          (i) A change in the composition of the Board of Directors occurs, as a result of which fewer than one-half of the incumbent directors are directors who either:

               (A) Had been directors of the Company on the “look-back date” (as defined below) (the “original directors”); or

               (B) Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved (the “continuing directors”); or

          (ii) Any “person” (as defined below) who by the acquisition or aggregation of securities, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the

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2004 STOCK INCENTIVE PLAN

“Base Capital Stock”); except that any change in the relative beneficial ownership of the Company’s securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person’s ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person’s beneficial ownership of any securities of the Company; or

          (iii) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; or

          (iv) The sale, transfer or other disposition of all or substantially all of the Company’s assets.

     For purposes of subsection (d)(i) above, the term “look-back” date shall mean the later of (1) the Effective Date or (2) the date 24 months prior to the date of the event that may constitute a Change in Control.

     For purposes of subsection (d)(ii) above, the term “person” shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude (1) a trustee or other fiduciary holding securities under an employee benefit plan maintained by the Company or a Parent or Subsidiary and (2) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Stock.

     Any other provision of this Section 2(d) notwithstanding, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction, and a Change in Control shall not be deemed to occur if the Company files a registration statement with the Securities and Exchange Commission for the initial offering of Stock to the public.

     (e) “Code” shall mean the Internal Revenue Code of 1986, as amended.

     (f) “Committee” shall mean the Compensation Committee as designated by the Board of Directors, which is authorized to administer the Plan, as described in Section 3 hereof.

     (g) “Company” shall mean Fiberstars, Inc., a California corporation.

     (h) “Consultant” shall mean a consultant or advisor who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor or a member of the board of directors of a Parent or a Subsidiary who is not an Employee. Service as a Consultant shall be considered Service for all purposes of the Plan.

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2004 STOCK INCENTIVE PLAN

     (i) “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

     (j) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

     (k) “Exercise Price” shall mean, in the case of an Option, the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of a SAR, shall mean an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.

     (l) “Fair Market Value” with respect to a Share, shall mean the market price of one Share of Stock, determined by the Committee as follows:

          (i) If the Stock was traded over-the-counter on the date in question but was not traded on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the OTC Bulletin Board or, if not so quoted, shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Stock is quoted or, if the Stock is not quoted on any such system, by the “Pink Sheets” published by the National Quotation Bureau, Inc.;

          (ii) If the Stock was traded on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the last reported sale price quoted for such date by The Nasdaq Stock Market;

          (iii) If the Stock was traded on a United States stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable composite-transactions report; and

          (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

     (m) “ISO” shall mean an employee incentive stock option described in Section 422 of the Code.

     (n) “Nonstatutory Option” or “NSO” shall mean an employee stock option that is not an ISO.

     (o) “Offeree” shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

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2004 STOCK INCENTIVE PLAN

     (p) “Option” shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

     (q) “Optionee” shall mean an individual or estate who holds an Option or SAR.

     (r) “Outside Director” shall mean a member of the Board of Directors who is not a common-law employee of, or paid consultant to, the Company, a Parent or a Subsidiary. Service as an Outside Director shall be considered Service for all purposes of the Plan, except as provided in Section 4(a).

     (s) “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be a Parent commencing as of such date.

     (t) “Participant” shall mean an individual or estate who holds an Award.

     (u) “Plan” shall mean this 2004 Stock Incentive Plan of Fiberstars, Inc., as amended from time to time.

     (v) “Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

     (w) “Restricted Share” shall mean a Share awarded under the Plan.

     (x) “Restricted Share Agreement” shall mean the agreement between the Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Shares.

     (y) “SAR” shall mean a stock appreciation right granted under the Plan.

     (z) “SAR Agreement” shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her SAR.

     (aa) “Service” shall mean service as an Employee, Consultant or Outside Director.

     (bb) “Share” shall mean one share of Stock, as adjusted in accordance with Section 8 (if applicable).

     (cc) “Stock” shall mean the Common Stock of the Company.

     (dd) “Stock Option Agreement” shall mean the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his Option.

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2004 STOCK INCENTIVE PLAN

     (ee) “Stock Unit” shall mean a bookkeeping entry representing the equivalent of one Share, as awarded under the Plan.

     (ff) “Stock Unit Agreement” shall mean the agreement between the Company and the recipient of a Stock Unit which contains the terms, conditions and restrictions pertaining to such Stock Unit.

     (gg) “Subsidiary” shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

     (hh) “Total and Permanent Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted, or can be expected to last, for a continuous period of not less than 12 months.

SECTION 3. ADMINISTRATION.

     (a) Committee Composition. The Plan shall be administered by the Committee. The Committee shall consist of two or more directors of the Company, who shall be appointed by the Board. In addition, the composition of the Committee shall satisfy (i) such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code.

     (b) Committee for Non-Officer Grants. The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not satisfy the requirements of Section 3(a), who may administer the Plan with respect to Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and may determine all terms of such grants. Within the limitations of the preceding sentence, any reference in the Plan to the Committee shall include such committee or committees appointed pursuant to the preceding sentence. The Board of Directors may also authorize one or more officers of the Company to designate Employees, other than officers under Section 16 of the Exchange Act, to receive Awards and/or to determine the number of such Awards to be received by such persons; provided, however, that the Board of Directors shall specify the total number of Awards that such officers may so award.

     (c) Committee Procedures. The Board of Directors shall designate one of the members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

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2004 STOCK INCENTIVE PLAN

     (d) Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

          (i) To interpret the Plan and to apply its provisions;

          (ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

          (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

          (iv) To determine when Shares are to be awarded or offered for sale and when Options are to be granted under the Plan;

          (v) To select the Offerees and Optionees;

          (vi) To determine the number of Shares to be offered to each Offeree or to be made subject to each Option;

          (vii) To prescribe the terms and conditions of each award or sale of Shares, including (without limitation) the Purchase Price, the vesting of the award (including accelerating the vesting of awards, either at the time of the award or sale or thereafter, without the consent of the Offeree or Optionee) and to specify the provisions of the Restricted Stock Agreement relating to such award or sale;

          (viii) To prescribe the terms and conditions of each Option, including (without limitation) the Exercise Price, the vesting or duration of the Option (including accelerating the vesting of the Option), to determine whether such Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the Stock Option Agreement relating to such Option;

          (ix) To amend any outstanding Restricted Stock Agreement or Stock Option Agreement, subject to applicable legal restrictions and to the consent of the Offeree or Optionee who entered into such agreement if the Offeree’s or Optionee’s rights or obligations would be adversely affected;

          (x) To prescribe the consideration for the grant of each Option or other right under the Plan and to determine the sufficiency of such consideration;

          (xi) To determine the disposition of each Option or other right under the Plan in the event of an Optionee’s or Offeree’s divorce or dissolution of marriage;

          (xii) To determine whether Options or other rights under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;

FIBERSTARS, INC.
2004 STOCK INCENTIVE PLAN

          (xiii) To correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Stock Option Agreement or any Restricted Stock Agreement; and

          (xiv) To take any other actions deemed necessary or advisable for the administration of the Plan.

Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Options or other rights under the Plan to persons subject to Section 16 of the Exchange Act. All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, all Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan, any Option, or any right to acquire Shares under the Plan.

SECTION 4. ELIGIBILITY.

     (a) General Rule. Only Employees shall be eligible for the grant of ISOs. Only Employees, Consultants and Outside Directors shall be eligible for the grant of Restricted Shares, Stock Units, Nonstatutory Options or SARs.

     (b) Automatic Grants to Outside Directors.

          (i) Each Outside Director who first joins the Board of Directors after the Effective Date, and who was not previously an Employee, shall receive a Nonstatutory Option to purchase 10,000 Shares (subject to adjustment under Section 11) on the first business day after his or her election to the Board of Directors. Each Option granted under this Section 4(b)(i) shall vest and become exercisable monthly over the 12-month period beginning on the day which is one month after the date of grant, and shall be fully vested and exercisable on the first anniversary of the date of grant. Notwithstanding the foregoing, each such Option shall become vested if a Change in Control occurs with respect to the Company during the Optionee’s Service.

          (ii) On the first business day following the conclusion of each regular annual meeting of the Company’s stockholders, commencing with the annual meeting occurring after the adoption of the Plan, each Outside Director who was not elected to the Board for the first time at such meeting and who will continue serving as a member of the Board of Directors thereafter shall receive an Option to purchase 7,000 Shares (subject to adjustment under Section 11), provided that such Outside Director has served on the Board of Directors for at least three months. Each Option granted under this Section 4(b)(ii) shall vest and become exercisable monthly over the 12-month period beginning on the day which is one month after the date of grant, and shall be fully vested and exercisable on the first anniversary of the date of grant. Notwithstanding the foregoing, each Option granted under this Section 4(b)(ii) shall become vested if a Change in Control occurs with respect to the Company during the Optionee’s Service.

FIBERSTARS, INC.
2004 STOCK INCENTIVE PLAN

          (iii) On the first business day following the conclusion of each regular annual meeting of the Company’s stockholders, commencing with the annual meeting occurring after the adoption of the Plan, each Outside Director who will serve as Chairman of the Board or Chairperson of the Audit and Finance Committee of the Board of Directors thereafter shall receive an Option to purchase 3,000 Shares (subject to adjustment under Section 11), provided that such Outside Director has served on the Board of Directors for at least three months. Each Option granted under this Section 4(b)(iii) shall vest and become exercisable monthly over the 12-month period beginning on the day which is one month after the date of grant, and shall be fully vested and exercisable on the first anniversary of the date of grant. Notwithstanding the foregoing, each Option granted under this Section 4(b)(iii) shall become vested if a Change in Control occurs with respect to the Company during the Optionee’s Service.

          (iv) The Exercise Price of all Nonstatutory Options granted to an Outside Director under this Section 4(b) shall be equal to 100% of the Fair Market Value of a Share on the date of grant, payable in one of the forms described in Section 8(a), (b) or (d).

          (v) All Nonstatutory Options granted to an Outside Director under this Section 4(b) shall terminate on the earlier of (A) the day before the tenth anniversary of the date of grant of such Options or (B) the date twelve months after the termination of such Outside Director’s Service for any reason; provided, however, that any such Options that are not vested upon the termination of the Outside Director’s Service for any reason shall terminate immediately and may not be exercised.

          (c) Ten-Percent Stockholders. An Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, a Parent or Subsidiary shall not be eligible for the grant of an ISO unless such grant satisfies the requirements of Section 422(c)(5) of the Code.

          (d) Attribution Rules. For purposes of Section 4(c) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee’s brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries.

          (e) Outstanding Stock. For purposes of Section 4(c) above, “outstanding stock” shall include all stock actually issued and outstanding immediately after the grant. “Outstanding stock” shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

SECTION 5. STOCK SUBJECT TO PLAN.

     (a) Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The maximum aggregate number of Options, SARs, Stock Units and Restricted Shares awarded under the Plan shall not exceed 500,000 Shares, plus any Shares remaining available for grant of awards under the Company’s 1994 Stock Option Plan and 1994

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2004 STOCK INCENTIVE PLAN

Directors’ Stock Option Plan upon the termination of those plans in 2004, prior to the Effective Date of this Plan (including Shares subject to outstanding options under the Company’s 1994 Stock Option Plan or 1994 Directors’ Stock Option Plan on the Effective Date of this Plan that are subsequently forfeited or terminate for any other reason before being exercised and unvested Shares that are forfeited pursuant to such plan after the Effective Date of this Plan). The limitations of this Section 5(a) shall be subject to adjustment pursuant to Section 11. The number of Shares that are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

     (b) Option/SAR Limitation. Subject to the provisions of Section 11, no Participant may receive Options or SARs under the Plan in any calendar year that relate to more than 500,000 Shares.

     (c) Additional Shares. If Restricted Shares or Shares issued upon the exercise of Options are forfeited, then such Shares shall again become available for Awards under the Plan. If Stock Units, Options or SARs are forfeited or terminate for any other reason before being exercised, then the corresponding Shares shall again become available for Awards under the Plan. If Stock Units are settled, then only the number of Shares (if any) actually issued in settlement of such Stock Units shall reduce the number available under Section 5(a) and the balance shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Shares (if any) actually issued in settlement of such SARs shall reduce the number available in Section 5(a) and the balance shall again become available for Awards under the Plan.

SECTION 6. RESTRICTED SHARES.

     (a) Restricted Stock Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

     (b) Payment for Awards. Subject to the following sentence, Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services and future services. To the extent that an Award consists of newly issued Restricted Shares, the Award recipient shall furnish consideration with a value not less than the par value of such Restricted Shares in the form of cash, cash equivalents, or past services rendered to the Company (or a Parent or Subsidiary), as the Committee may determine.

     (c) Vesting. Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. A Restricted Stock Agreement may provide for accelerated vesting

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2004 STOCK INCENTIVE PLAN

in the event of the Participant’s death, disability or retirement or other events. The Committee may determine, at the time of granting Restricted Shares of thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company.

     (d) Voting and Dividend Rights. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

     (e) Restrictions on Transfer of Shares. Restricted Shares shall be subject to such rights of repurchase, rights of first refusal or other restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Restricted Stock Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 7. TERMS AND CONDITIONS OF OPTIONS.

     (a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee’s other compensation.

     (b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 11.

     (c) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(c), and the Exercise Price of an NSO shall not be less 85% of the Fair Market Value of a Share on the date of grant. Notwithstanding the foregoing, a Stock Option Agreement may specify that the exercise price of an NSO may vary in accordance with a predetermined formula. Subject to the foregoing in this Section 7(c), the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in one of the forms described in Section 8.

     (d) Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

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2004 STOCK INCENTIVE PLAN

     (e) Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant (five years for Employees described in Section 4(c)). A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. Subject to the foregoing in this Section 7(e), the Committee at its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.

     (f) Exercise of Options Upon Termination of Service. The Optionee may exercise his or her Option during the three (3) month period following termination of the Optionee’s Service with the Company and its Subsidiaries (or such other period of time, not to exceed 12 months, as determined by the Committee at the time of granting the Option or thereafter). Subject to the foregoing, each Stock Option Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee’s Service, and the right to exercise the Option of any executors or administrators of the Optionee’s estate or any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reason for termination of Service.

     (g) Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.

     (h) Leaves of Absence. An Employee’s Service shall cease when such Employee ceases to be actively employed by, or a Consultant to, the Company (or any subsidiary) as determined in the sole discretion of the Board of Directors. For purposes of Options, Service does not terminate when an Employee goes on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, for purposes of determining whether an Option is entitled to ISO status, an Employee’s Service will be treated as terminating 90 days after such Employee went on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract. Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work. The Company determines which leaves count toward Service, and when Service terminates for all purposes under the Plan.

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2004 STOCK INCENTIVE PLAN

     (i) No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by his Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in Section 11.

     (j) Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding options or may accept the cancellation of outstanding options (to the extent not previously exercised), whether or not granted hereunder, in return for the grant of new Options for the same or a different number of Shares and at the same or a different exercise price, or in return for the grant of the same or a different number of Shares. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, adversely affect his or her rights or obligations under such Option.

     (k) Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 8. PAYMENT FOR SHARES.

     (a) General Rule. The entire Exercise Price or Purchase Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Section 8(b) through Section 8(g) below.

     (b) Surrender of Stock. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by surrendering, or attesting to the ownership of, Shares which have already been owned by the Optionee or his representative. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

     (c) Services Rendered. At the discretion of the Committee, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary prior to the award. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(b).

     (d) Cashless Exercise. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

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2004 STOCK INCENTIVE PLAN

     (e) Exercise/Pledge. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker or lender to pledge Shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate Exercise Price.

     (f) Promissory Note. To the extent that a Stock Option Agreement or Restricted Stock Agreement so provides, payment may be made all or in part by delivering (on a form prescribed by the Company) a full-recourse promissory note. However, the par value of the Common Shares being purchased under the Plan, if newly issued, shall be paid in cash or cash equivalents.

     (g) Other Forms of Payment. To the extent that a Stock Option Agreement or Restricted Stock Agreement so provides, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

     (h) Limitations under Applicable Law. Notwithstanding anything herein or in a Stock Option Agreement or Restricted Stock Agreement to the contrary, payment may not be made in any form that is unlawful, as determined by the Committee in its sole discretion.

SECTION 9. STOCK APPRECIATION RIGHTS.

     (a) SAR Agreement. Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee’s other compensation.

     (b) Number of Shares. Each SAR Agreement shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 11.

     (c) Exercise Price. Each SAR Agreement shall specify the Exercise Price. A SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

     (d) Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. A SAR Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

FIBERSTARS, INC.
2004 STOCK INCENTIVE PLAN

     (e) Effect of Change in Control. The Committee may determine, at the time of granting a SAR or thereafter, that such SAR shall become fully exercisable as to all Common Shares subject to such SAR in the event that a Change in Control occurs with respect to the Company.

     (f) Exercise of SARs. Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Shares, (b) cash or (c) a combination of Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price.

     (g) Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the holder, may alter or impair his or her rights or obligations under such SAR.

SECTION 10. STOCK UNITS.

     (a) Stock Unit Agreement. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the recipient’s other compensation.

     (b) Payment for Awards. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

     (c) Vesting Conditions. Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events. The Committee may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that a Change in Control occurs with respect to the Company.

     (d) Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the

FIBERSTARS, INC.
2004 STOCK INCENTIVE PLAN

Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions (including without limitation, any forfeiture conditions) as the Stock Units to which they attach.

     (e) Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 11.

     (f) Death of Recipient. Any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient’s death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s estate.

     (g) Creditors’ Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

SECTION 11. ADJUSTMENT OF SHARES.

     (a) Adjustments. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

          (i) The number of Options, SARs, Restricted Shares and Stock Units available for future Awards under Section 5;

          (ii) The limitations set forth in Section 5(a) and (b);

FIBERSTARS, INC.
2004 STOCK INCENTIVE PLAN

          (iii) The number of NSOs to be granted to Outside Directors under Section 4(b);

          (iv) The number of Shares covered by each outstanding Option and SAR;

          (v) The Exercise Price under each outstanding Option and SAR; or

          (vi) The number of Stock Units included in any prior Award which has not yet been settled.

Except as provided in this Section 11, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

     (b) Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

     (c) Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement shall provide for:

          (i) The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

          (ii) The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

          (iii) The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards;

          (iv) Full exercisability or vesting and accelerated expiration of the outstanding Awards; or

          (v) Settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

     (d) Reservation of Rights. Except as provided in this Section 11, an Optionee or Offeree shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

FIBERSTARS, INC.
2004 STOCK INCENTIVE PLAN

SECTION 12. DEFERRAL OF AWARDS.

The Committee (in its sole discretion) may permit or require a Participant to:

     (a) Have cash that otherwise would be paid to such Participant as a result of the exercise of a SAR or the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books;

     (b) Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Stock Units; or

     (c) Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books. Such amounts shall be determined by reference to the Fair Market Value of such Shares as of the date when they otherwise would have been delivered to such Participant.

     A deferred compensation account established under this Section 12 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Section 12.

SECTION 13. AWARDS UNDER OTHER PLANS.

     The Company may grant awards under other plans or programs. Such awards may be settled in the form of Shares issued under this Plan. Such Shares shall be treated for all purposes under the Plan like Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Shares available under Section 5.

SECTION 14. PAYMENT OF DIRECTOR’S FEES IN SECURITIES.

     (a) Effective Date. No provision of this Section 14 shall be effective unless and until the Board has determined to implement such provision.

     (b) Elections to Receive NSOs, Restricted Shares or Stock Units. An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash, NSOs, Restricted Shares or Stock Units, or a combination thereof, as determined by the Board. Such NSOs, Restricted Shares and Stock Units shall be issued under the Plan. An election under this Section 14 shall be filed with the Company on the prescribed form.

FIBERSTARS, INC.
2004 STOCK INCENTIVE PLAN

     (c) Number and Terms of NSOs, Restricted Shares or Stock Units. The number of NSOs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The terms of such NSOs, Restricted Shares or Stock Units shall also be determined by the Board.

SECTION 15. LEGAL AND REGULATORY REQUIREMENTS.

     Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations and the regulations of any stock exchange on which the Company’s securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable.

SECTION 16. WITHHOLDING TAXES.

     (a) General. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

     (b) Share Withholding. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. In no event may a Participant have Shares withheld that would otherwise be issued to him or her in excess of the number necessary to satisfy the legally required minimum tax withholding.

SECTION 17. LIMITATION ON PARACHUTE PAYMENTS.

     (a) Scope of Limitation. This Section 17 shall apply to an Award only if the independent auditors most recently selected by the Board (the “Auditors”) determine that the after-tax value of such Award to the Optionee or Offeree, taking into account the effect of all federal, state and local income taxes, employment taxes and excise taxes applicable to the Optionee or Offeree (including the excise tax under section 4999 of the Code), will be greater after the application of this Section 17 than it was before application of this Section 17.

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2004 STOCK INCENTIVE PLAN

     (b) Basic Rule. In the event that the Auditors determine that any payment or transfer by the Company under the Plan to or for the benefit of a Participant (a “Payment”) would be nondeductible by the Company for federal income tax purposes because of the provisions concerning “excess parachute payments” in Section 280G of the Code, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount. For purposes of this Section 17, the “Reduced Amount” shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of Section 280G of the Code.

     (c) Reduction of Payments. If the Auditors determine that any Payment would be nondeductible by the Company because of Section 280G of the Code, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Participant may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within 10 days of receipt of notice. If no such election is made by the Participant within such 10-day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Participant promptly of such election. For purposes of this Section 17, present value shall be determined in accordance with Section 280G(d)(4) of the Code. All determinations made by the Auditors under this Section 17 shall be binding upon the Company and the Participant and shall be made within 60 days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.

     (d) Related Corporations. For purposes of this Section 17, the term “Company” shall include affiliated corporations to the extent determined by the Auditors in accordance with Section 280G(d)(5) of the Code.

SECTION 18. NO EMPLOYMENT RIGHTS.

     No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person’s Service at any time and for any reason, with or without notice.

SECTION 19. DURATION AND AMENDMENTS.

     (a) Term of the Plan. The Plan, as set forth herein, shall terminate automatically ten (10) years after its adoption by the Board. The Plan may be terminated on any earlier date pursuant to Subsection (b) below.

FIBERSTARS, INC.
2004 STOCK INCENTIVE PLAN

     (b) Right to Amend or Terminate the Plan. The Board of Directors may amend the Plan at any time and from time to time. Rights and obligations under any Option granted before amendment of the Plan shall not be materially impaired by such amendment, except with consent of the person to whom the Option was granted. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules.

     (c) Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

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FIBERSTARS, INC.
2004 STOCK INCENTIVE PLAN

SECTION 20. EXECUTION.

     To record the adoption of the Plan by the Board of Directors on April 6, 2004, the Company has caused its authorized officer to execute the same.

FIBERSTARS, INC.

By	/s/ David N. Ruckert

Name	David N. Ruckert

Title	President and Chief Executive Officer

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2004 STOCK INCENTIVE PLAN

PROXY                                            PROXY
FIBERSTARS, INC.
Proxy for Annual Meeting of Shareholders

This proxy is solicited on behalf of the

Board of Directors

The undersigned hereby appoints David N. Ruckert and Robert A. Connors, or each of them, proxy and attorney-in-fact, with full power to designate a substitute representative, to represent the undersigned and to vote all of the shares of stock in Fiberstars, Inc., a California corporation (the “Company”), which the undersigned is entitled to vote at the Annual Meeting of the Shareholders of the Company to be held at the Company’s principal executive offices at 44259 Nobel Drive, Fremont, California 94538, on May 19, 2004, at 1:00 P.M. local time, and at any adjournment or postponement thereof as hereinafter specified upon the proposals listed below and as more particularly described in the Proxy Statement of the Company dated April 16, 2004 (the ‘Proxy Statement’), receipt of which is hereby acknowledged.

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

/*\ FOLD AND DETACH HERE /*\

Please mark your choices like this	☒

The shares represented hereby will be voted as specified. If no specification is made, such shares will be voted FOR the nominees listed below, FOR proposals 2 and 3 and in accordance with the discretion of the proxies on any other matters as may properly come before the Annual Meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.
	FOR	WITHHOLD AUTHORITY		FOR	AGAINST	ABSTAIN
1. To elect the following individuals:	☐	☐	2. To approve the Company’s 2004 Stock Incentive Plan.	☐	☐	☐

(INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE’S NAME IN THE LIST BELOW.)			3. To ratify the appointment of Grant Thornton LLP as the Company’s independent auditors for the year ending December 31, 2004.	☐	☐	☐

David N. Ruckert John B. Stuppin Jeffrey H. Brite	Wayne R. Hellman David Traversi Sabu Krishnan	Philip Wolfson	4. In their discretion, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THIS MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. PLEASE MARK, DATE, SIGN AND RETURN THE PROXY PROMPTLY IN THE ENCLOSED, STAMPED ENVELOPE.

Yes ☐ No ☐ I plan to attend the meeting: (Please print address change (if any) on label to the left.)

SIGNATURE(S)	DATED: , 2004
Print or type shareholder’s name.	(Be sure to date Proxy)

FOLD AND DETACH HERE